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      As filed with the Securities and Exchange Commission on July 18, 2003

                           1933 Act File No. 33-62174
                           1940 Act File No. 811-7692

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N1-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                       Pre-Effective Amendment No.               / /
                       Post-Effective Amendment No. 23           /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                                Amendment No. 24

                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

MARC R. DUFFY, ESQ.                          ARTHUR C. DELIBERT, ESQ.
Legg Mason Wood Walker, Incorporated              Kirkpatrick & Lockhart LLP
100 Light Street                             1800 Massachusetts Ave., N.W.
Baltimore, Maryland 21202                    Second Floor
(Name and Address of Agent for Service)      Washington, D.C. 20036-1800

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to Rule 485(b)
/X/ on July 31, 2003, pursuant to Rule 485(b)
/ / 60 days after filing pursuant to Rule 485(a)(i)
/ / on, pursuant to Rule 485(a)(i)
/ / 75 days after filing pursuant to Rule 485(a)(ii)
/ / on, pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                        Legg Mason Investors Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust
Legg Mason Financial Services Fund
Part A - Primary Class Prospectus

Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust
Legg Mason Financial Services Fund
Part A - Institutional Class and Financial Intermediary Class Prospectus

Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust
Legg Mason Financial Services Fund
Class A, Primary Class, Institutional Class and Financial Intermediary Class
Shares
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

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LEGG MASON EQUITY FUNDS

      Legg Mason Value Trust, Inc.

      Legg Mason Special Investment Trust, Inc.

      Legg Mason American Leading Companies Trust

      Legg Mason Balanced Trust

      Legg Mason U.S. Small-Capitalization Value Trust

      Legg Mason Financial Services Fund


                      PRIMARY CLASS AND CLASS A PROSPECTUS


                                 AUGUST 1, 2003


                                      logo


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.


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TABLE OF CONTENTS


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
About the funds:

         1       Investment objectives and policies

        10       Principal risks

        15       Performance

        26       Fees and expenses of the funds

        29       Management

About your investment:

        34       How to invest

        39       How to sell your shares

        41       Account policies

        43       Services for investors

        45       Distributions and taxes

        47       Financial highlights


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LEGG MASON EQUITY FUNDS

[icon] INVESTMENT OBJECTIVES AND POLICIES

LEGG MASON VALUE TRUST, INC.

INVESTMENT OBJECTIVE: long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

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For temporary defensive purposes, or when cash is temporarily available, the fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON SPECIAL INVESTMENT TRUST, INC.

INVESTMENT OBJECTIVE: capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy,

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industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.


The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly known as "junk bonds." The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above-average risk-adjusted rate of return, when a more compelling investment opportunity is found, when the original reason for investing no longer applies, or to realize gains or limit potential losses.


For temporary defensive purposes, or when cash is temporarily available, the fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.




LEGG MASON AMERICAN LEADING COMPANIES TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation and current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount

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of stocks held by the fund will have a recent history of paying dividends. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index").

The adviser considers a number of factors to determine whether an investment is tied economically to the United States including: the primary trading market of the issuer's securities; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index generally considered representative of the United States securities markets; and whether the investment is exposed to the economic fortunes and risks of the United States.


The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.


The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, when the original reason for investing no longer applies, or to realize gains or limit potential losses.

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Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality to a security with these ratings.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON BALANCED TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:


The fund may invest up to 75% of its net assets in equity securities. The adviser emphasizes equity securities that have a history of paying dividends and that, in the opinion of the adviser, offer the potential for long-term growth. In addition, the adviser may also invest in common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria emphasizing factors such as the adviser's evaluation of asset value, future cash flow and earnings

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potential. The adviser seeks to reduce investment risk through portfolio diversification -- by sector and by industry, as well as by issuer.

The fund invests not less than 25% of its net assets in fixed-income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed-income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed-income or convertible securities rated below BBB or Baa, commonly known as "junk bonds," at the time of purchase, or comparable unrated securities.

Fixed-income security selection is based upon identifying those fixed-income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The fund's fixed-income portfolio maintains a duration that is similar to that of its benchmark, the Lehman Brothers Intermediate Government/Credit Index. Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.


Under normal market conditions, the fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed-income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total

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assets in common stocks and the remaining 40% in various fixed-income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is eliminated by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed-income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the New York Stock Exchange ("Exchange") market capitalizations, currently about $1.5 billion. Value companies are those in the lower quartile of price/earnings valuation.


The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

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First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.




Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.


The adviser sells companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.


LEGG MASON FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE: long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:


The fund's adviser, under normal circumstances, concentrates the fund's investments by investing at least 80% of the fund's net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

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Financial services companies include, but are not limited to:

   -  regional and money center banks
   -  securities brokerage firms
   -  asset management companies
   -  savings banks and thrift institutions
   -  specialty finance companies (E.G., credit card, mortgage providers)
   -  insurance and insurance brokerage firms
   - government sponsored agencies, such as Government National Mortgage Association
   -  financial conglomerates
   - foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).


Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.


The adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.


For temporary defensive purposes, or when cash is temporarily available, the fund may invest in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


                                   * * * * *

Each fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

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[icon] PRINCIPAL RISKS

IN GENERAL:


There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:


MARKET RISK:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

VALUE STYLE RISK:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.


SMALL AND MID-SIZED COMPANY STOCKS - SPECIAL INVESTMENT TRUST, SMALL-CAP VALUE TRUST AND FINANCIAL SERVICES FUND:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small-sized companies may also be undervalued because few, if any, researchers regularly follow them.

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It is anticipated that some of the portfolio securities may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, I.E., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.


CONCENTRATION RISK - FINANCIAL SERVICES FUND:

Financial Services Fund invests primarily in securities of companies in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

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COMPANY RISK - VALUE TRUST, SPECIAL INVESTMENT TRUST AND AMERICAN LEADING
COMPANIES TRUST:

Each fund identified above invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.


FOREIGN SECURITIES RISK - ALL FUNDS EXCEPT SMALL-CAP VALUE TRUST:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

INVESTMENT MODELS:


The proprietary models used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

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DEBT SECURITIES:


Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments in such securities may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by a fund's adviser to be of equivalent quality to a security with these ratings, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which a fund may purchase from time to time, are deemed by the rating agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Special Investment Trust may be especially affected by the risks involved with investing in debt securities rated below investment grade, as it may invest up to 35% of its net assets in such securities.


Securities rated below BBB/Baa may be less liquid then higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund.

CALL RISK:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities

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may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.




SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

CONVERTIBLE SECURITIES:


A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. Smaller-capitalized companies whose stock prices may be volatile typically issue convertible securities. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not.

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[icon] PERFORMANCE


The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

                       VALUE TRUST - PRIMARY CLASS SHARES

  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



     1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
   -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
    11.26     1.39     40.76    38.43    37.05    48.04    26.71   (7.14)   (9.29)   (18.92)



     * The fund's year-to-date total return as of June 30, 2003 was 21.83%.

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                      DURING THE PAST TEN CALENDAR YEARS:


                                 QUARTER ENDED             TOTAL RETURN
                                 -------------             ------------
      Best quarter:            December 31, 1998               35.85%
      Worst quarter:           September 30, 2001             (20.01)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



            VALUE TRUST - PRIMARY CLASS                1 YEAR        5 YEARS       10 YEARS
      -------------------------------------------    -----------    -----------   ----------
       Return Before Taxes                             (18.92)%        5.08%        14.46%

       Return After Taxes on Distributions             (18.92)%        3.86%        13.15%

       Return After Taxes on Distributions and
        Sale of Fund Shares                            (11.62)%        4.43%        12.41%

       S&P 500 Index (reflects no deduction for
        fees, expenses or taxes) (a)                   (22.10)%       (0.59)%        9.34%


(a) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                SPECIAL INVESTMENT TRUST - PRIMARY CLASS SHARES

  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



     1993      1994      1995      1996      1997      1998      1999     2000      2001     2002
   --------- --------- --------- --------- --------- --------- -------- --------- -------- ---------
    24.13    (13.07)     22.50     28.65     22.12     23.31     35.54  (12.00)     2.26     (8.74)



     * The fund's year-to-date total return as of June 30, 2003 was 27.64%.


                      DURING THE PAST TEN CALENDAR YEARS:

                               QUARTER ENDED            TOTAL RETURN
                               -------------            ------------
      Best quarter:          December 31, 1998             40.13%
      Worst quarter:         September 30, 2001           (26.29)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



      SPECIAL INVESTMENT TRUST -
      PRIMARY CLASS                                         1 YEAR       5 YEARS      10 YEARS
      ---------------------------                           ------       -------      --------
      Return Before Taxes                                   (8.74)%        6.54%        11.04%

      Return After Taxes on Distributions                   (9.42)%        4.91%         9.73%

      Return After Taxes on Distributions and
       Sale of Fund Shares                                  (4.69)%        5.35%         9.23%

      S&P MidCap 400 Index (reflects no deduction
       for fees, expenses or taxes) (a)                    (14.51)%        6.41%        11.96%



(a) The S&P MidCap 400 Index is an unmanaged market-value index measuring the performance of the mid-sized company segment of the U.S. market consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation.

            AMERICAN LEADING COMPANIES TRUST - PRIMARY CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



     1994      1995      1996      1997      1998      1999      2000      2001      2002
   --------- --------- --------- --------- --------- --------- --------- --------- ----------
    (4.19)     22.94     28.36     23.75     21.33     5.25      0.51     (3.30)%   (17.90)



     * The fund's year-to-date total return as of June 30, 2003 was 14.23%.

                      DURING THE PAST NINE CALENDAR YEARS:



                                 QUARTER ENDED               TOTAL RETURN
                                 -------------               ------------
      Best quarter:            December 31, 1998                23.95%
      Worst quarter:           September 30, 2002              (17.56)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



      AMERICAN LEADING COMPANIES -
      PRIMARY CLASS                                     1 YEAR             5 YEARS          LIFE OF CLASS
      ------------------------------------------      -----------         ----------        -------------
      Return Before Taxes                               (17.90)%             0.38%             7.26%(a)

      Return After Taxes on Distributions               (17.90)%             0.09%             6.62%(a)

      Return After Taxes on Distributions and
       Sale of Fund Shares                              (10.99)%             0.30%             5.97%(a)

      S&P 500 Index (reflects no deduction for
       fees, expenses or taxes) (c)                     (22.10)%            (0.59)%            9.10%(b)



(a) September 1, 1993 (commencement of operations) to December 31, 2002.

(b) August 31, 1993 to December 31, 2002.


(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                     BALANCED TRUST - PRIMARY CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



     1997       1998     1999      2000     2001      2002
   ---------  -------- --------- -------- --------- --------
     18.71      5.60     (1.37)    3.43    (2.06)    (11.97)



     * The fund's year-to-date total return as of June 30, 2003 was 5.64%.

                      DURING THE PAST SIX CALENDAR YEARS:


                                QUARTER ENDED             TOTAL RETURN
                                -------------             ------------
      Best quarter:           December 31, 1998               9.00%
      Worst quarter:          September 30, 2002             (8.71)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



           BALANCED TRUST - PRIMARY CLASS                1 YEAR        5 YEARS         LIFE OF CLASS
      ------------------------------------------        --------       --------        -------------
      Return Before Taxes                               (11.97)%        (1.46)%           2.19%(a)

      Return After Taxes on Distributions               (12.44)%        (2.31)%           1.28%(a)

      Return After Taxes on Distributions and
       Sale of Fund Shares                               (7.22)%        (1.38)%           1.48%(a)

      S&P 500 Index (reflects no deduction for
       fees, expenses or taxes) (c)                     (22.10)%        (0.59)%           5.57%(b)

      Lehman Intermediate Government/Credit Bond
       Index (d)                                          9.84%          7.48%            7.65%(b)



(a) October 1, 1996 (commencement of operations) to December 31, 2002.

(b) September 30, 1996 to December 31, 2002.


(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

(d) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

                  SMALL-CAP VALUE TRUST - PRIMARY CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



               1999      2000      2001      2002
               ----      ----      ----      ----
              (5.00)     7.80      21.82    (6.51)



     * The fund's year-to-date total return as of June 30, 2003 was 13.73%.

                      DURING THE PAST FOUR CALENDAR YEARS:



                                 QUARTER ENDED            TOTAL RETURN
                                 -------------            ------------
      Best quarter:              June 30, 1999                21.11%
      Worst quarter:           September 30, 2002            (19.90)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



       SMALL-CAP VALUE TRUST -
       PRIMARY CLASS                                             1 YEAR         LIFE OF CLASS
       ----------------------------------------------           --------        -------------
       Return Before Taxes                                       (6.51)%           0.27%(a)

       Return After Taxes on Distributions                       (6.51)%          (0.05)%(a)

       Return After Taxes on Distributions and Sale of
        Fund Shares                                              (4.00)%           0.05%(a)

       Russell 2000 Index (reflects no deduction for
        fees, expenses or taxes) (c)                            (20.48)%          (2.46)%(b)



(a) June 15, 1998 (commencement of operations) to December 31, 2002.

(b) May 31, 1998 to December 31, 2002.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                 FINANCIAL SERVICES FUND - PRIMARY CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



              1999        2000        2001       2002
            ---------   ---------   --------   --------
             (10.97)      29.33       (4.52)      (2.75)



     * The fund's year-to-date total return as of June 30, 2003 was 12.12%.

                      DURING THE PAST FOUR CALENDAR YEARS:



                                  QUARTER ENDED              TOTAL RETURN
                                  -------------              ------------
      Best quarter:            September 30, 2000                17.88%
      Worst quarter:           September 30, 1999               (13.23)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



                  FINANCIAL SERVICES FUND                             1 YEAR           LIFE OF CLASS
      -------------------------------------------------              --------          -------------
      Primary Class Return Before Taxes                               (2.75)%             3.01%(a)

      Primary Class Return After Taxes on Distributions               (2.75)%             3.01%(a)

      Primary Class Return After Taxes on Distributions
       and Sale of Fund Shares                                        (1.69)%             2.43%(a)

      S&P 500 Index (reflects no deduction for fees,
       expenses or taxes) (c)                                        (22.10)%            (3.90)%(b)

      Class A Return Before Taxes (reflecting the maximum
       initial sales charge of 4.75%)                                 (6.65)%             2.57%(a)



(a) November 16, 1998 (commencement of operations of each class) to December 31, 2002. On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b) October 31, 1998 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.


                                   * * * * *


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns for Financial Services Fund are shown only for Primary Class shares. After-tax returns for the Class A shares of Financial Services Fund will vary.

[icon] FEES AND EXPENSES OF THE FUNDS


The tables below describe the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.


                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                  AMERICAN                        SMALL-
                                                  SPECIAL          LEADING                         CAP
      PRIMARY                        VALUE      INVESTMENT        COMPANIES        BALANCED        VALUE
      CLASS SHARES OF:               TRUST         TRUST            TRUST           TRUST          TRUST
      ----------------               -----      ----------        ---------        --------       ------
      Management Fees (a)            0.66%         0.71%            0.75%           0.75%          0.81%

      Distribution and
       Service (12b-1) Fees          0.95%         1.00%            1.00%           0.75%          1.00%

      Other Expenses                 0.11%         0.12%            0.17%           0.53%          0.32%

                                     ------------------------------------------------------------------
      Total Annual Fund
       Operating Expenses (a)        1.72%         1.83%            1.92%           2.03%          2.13%



(a) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Primary Class share operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Primary Class shares: 1.95% for American Leading Companies Trust; 1.85% for Balanced Trust; and 2.00% for Small-Cap Value Trust. These voluntary waivers may be terminated at any time, but are expected to continue until August 1, 2004. With these waivers, management fees, distribution fees and total annual fund operating expenses for the fiscal year ended March 31, 2003 were 0.68%, 0.64% and 1.85% for Balanced Trust and 0.76%, 0.92% and 2.00% for Small-Cap Value Trust. No fee waivers were necessary during this period for American Leading Companies Trust.

EXAMPLE:
This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                                  1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                                 ---------    -----------    ----------    ------------
Value Trust                                        $ 175         $ 542         $   933        $ 2,030

Special Investment Trust                           $ 186         $ 576         $   990        $ 2,148

American Leading Companies Trust                   $ 195         $ 603         $ 1,037        $ 2,243

Balanced Trust                                     $ 206         $ 637         $ 1,093        $ 2,358

Small-Cap Value Trust                              $ 216         $ 667         $ 1,144        $ 2,462

                             FINANCIAL SERVICES FUND

                                SHAREHOLDER FEES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                    CLASS A         PRIMARY CLASS
                                                    -------         -------------
     Maximum Sales Charge (Load) imposed on
      purchases (as a % of offering price)          4.75% (a)            None

     Maximum Deferred Sales Charge (Load) (as
      a % of net asset value)                       None (b)             None


                        ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    CLASS A         PRIMARY CLASS
                                                    -------         -------------
     Management Fees (c)                             1.00%                1.00%

     Distribution and/or Service (12b-1) Fees        0.25%                1.00%

     Other Expenses                                  0.40%                0.46%

     Total Annual Fund Operating Expenses (c)        1.65%                2.46%

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."


(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares. See "How to Invest."

(c) The fund's investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Class A and Primary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.50% and 2.25% of the fund's average daily net assets attributable to Class A shares and Primary Class shares. These voluntary waivers may be terminated at any time, but are expected to continue until August 1, 2004. With these waivers, management fees, distribution fees and total annual fund operating expenses for the fiscal year ended March 31, 2003 were 0.85%, 0.25% and 1.50% for Class A shares and 0.85%, 0.94% and 2.25% for Primary Class shares.





EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                      1 YEAR            3 YEARS              5 YEARS            10 YEARS
                                      ------            -------              -------            --------
Class A shares                        $ 635             $ 971                $ 1,329            $ 2,337

Primary Class shares                  $ 249             $ 767                $ 1,311            $ 2,796

[icon] MANAGEMENT

MANAGEMENT AND ADVISERS:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, and lawyers.


Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Special Investment Trust and American Leading Companies Trust. LMFM is responsible for the investment management of these funds, which includes making investment decisions to buy, sell or hold a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA. As of March 31, 2003, LMFM had aggregate assets under management of approximately $14.7 billion.

For its services during the fiscal year ended March 31, 2003, each fund paid LMFA or LMFM the following percentages of its average daily net assets (net of any fee waivers):



       Value Trust                                       0.66%
       Special Investment Trust                          0.71%
       American Leading Companies Trust                  0.75%
       Balanced Trust                                    0.68%
       Small-Cap Value Trust                             0.76%
       Financial Services Fund                           0.85%


LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett"), Brandywine Asset Management, LLC ("Brandywine"), and Barrett Associates, Inc. ("Barrett") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.


Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $2.2 billion as of March 31, 2003.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $9.3 billion as of March 31, 2003.


Barrett, 90 Park Avenue, New York, New York 10016, as investment adviser to Financial Services Fund, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold particular securities. Effective May 1, 2003, Barrett replaced Gray, Seifert & Co., Inc. ("Gray Seifert"), 380 Madison Avenue, New York, New York 10017, as the investment adviser to the fund. The advisory personnel who previously managed the fund as employees of Gray Seifert continue to do so as employees of Barrett. LMFA pays Barrett a monthly fee of 60% of the fee it receives from the fund. This is the same fee that LMFA paid Gray Seifert for its advisory services to the fund. Fees paid to Barrett are net of any waivers. Barrett provides investment advice to individuals and families, endowments, foundations, trust accounts and mutual funds. Aggregate assets under management of Barrett were approximately $1.1 billion as of March 31, 2003.

PORTFOLIO MANAGEMENT:

Bill Miller, CFA, Chief Executive Officer of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990.

From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, was appointed Assistant Portfolio Manager of Value Trust on January 1, 2001. Prior to that, Mrs. Dennin was Portfolio Manager of Legg Mason Total Return Trust. Mrs. Dennin has been employed by Legg Mason since 1985.


Lisa O. Rapuano, CFA, Senior Vice President and Director of Research of LMFM, has been primarily responsible for the day-to-day management of Special Investment Trust since January 2, 2001. Prior to this date, Mrs. Rapuano and Mr. Miller co-managed the fund for slightly over three years. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994.

David E. Nelson, CFA, Senior Vice President of LMFM, has 26 years of investment experience. Mr. Nelson assumed primary responsibility for the day-to-day management of American Leading Companies Trust since rejoining Legg Mason on March 9, 1998. From 1989-1998, Mr. Nelson was employed at Investment Counselors of Maryland where he was the portfolio manager for the UAM ICM Equity Portfolio from inception in 1993 until 1998. Mr. Nelson served as Director of Research for Legg Mason from 1985 to 1989 and was a senior research analyst for Legg Mason from 1982 to 1989.


Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of American Leading Companies Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

Balanced Trust is managed by a team of managers and analysts at Bartlett led by Peter A. Sorrentino, CFA. Mr. Sorrentino is Chief Investment Officer and a Managing Director of Bartlett. Mr. Sorrentino is responsible for Bartlett's investment processes and joined Bartlett in 1999. Prior to that time, Mr. Sorrentino was Director of Research and Portfolio Management in the Trust Division of Firstar Bank of Cincinnati.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert and Ms. LaGuardia joined Barrett on May 1, 2003. Prior to joining Barrett, Mr. Seifert was Chairperson of the Board and a Director of Gray Seifert since its inception in 1980 and Ms. LaGuardia was Senior Vice President and Director of Research at Gray Seifert where she had been employed since 1982. Mr. Seifert and Ms. LaGuardia previously managed the fund while employed at Gray Seifert and continue as the fund's managers at Barrett.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a plan under Rule 12b-1 with respect to each class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.


For Primary Class shares, under each plan, a fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets (0.70% for Value Trust and 0.50% for Balanced Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. For Class A shares, Financial Services Fund may pay Legg Mason a service fee at an annual rate of 0.25% of its average daily net assets attributable to Class A shares.


Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from a fund for sales of Primary Class shares and up to 100% of the service fee it receives from sales of Class A shares.

Legg Mason collects the sales charge imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. Legg Mason reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule (see "How to Invest") and may from time to time reallow the full amount of the sales charge. Legg Mason may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of Financial Services Fund.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

LMFA, LMFM, Bartlett, Brandywine, Barrett and Legg Mason are subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] HOW TO INVEST


To open a regular, retirement or Coverdell education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the funds' distributor to sell shares of a fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS, or other entity offering a fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account, visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. Contact your financial adviser or FIS with any questions regarding your investment options.


When placing a purchase order for Financial Services Fund shares, please specify whether the order is for Class A or Primary Class shares. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE ADDITIONAL SHARES OF THE FUNDS:



IN PERSON                           Give your financial adviser a check for $100
                                    or more payable to Legg Mason Wood Walker,
                                    Incorporated.

MAIL                                Mail your check, payable to Legg Mason Wood
                                    Walker, Incorporated, for $100 or more to your financial adviser or to Legg Mason
                                    Funds Investor Services at P.O. Box 17023,
                                    Baltimore, MD 21297-0356.

TELEPHONE OR WIRE                   Call your financial adviser or FIS at
                                    1-800-822-5544 to transfer available cash
                                    balances in your brokerage account or to
                                    transfer money from your bank directly. Wire
                                    transfers may be subject to a service charge
                                    by your bank.

INTERNET OR TELEFUND                FIS clients may purchase shares of a fund
                                    through Legg Mason's Internet site at
                                    www.leggmasonfunds.com or through a
                                    telephone account management service,
                                    TELEFund, at 1-877-6-LMFUNDS.

AUTOMATIC INVESTMENTS               Arrangements may be made with some employers
                                    and financial institutions for regular
                                    automatic monthly investments of $50 or more
                                    in shares of a fund. You may also reinvest
                                    dividends from certain unit investment
                                    trusts or other Legg Mason funds in shares
                                    of a fund.

FUTURE FIRST(R) SYSTEMATIC          Contact a Legg Mason Financial Advisor or
INVESTMENT PLAN                     FIS to enroll in Legg Mason's Future
                                    First(R) Systematic Investment Plan. Under
                                    this plan, you may arrange for automatic
                                    monthly investments in a fund of $50 or
                                    more. The transfer agent will transfer funds
                                    monthly from your Legg Mason account or from
                                    your checking/savings account to purchase
                                    shares of the desired fund.


Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.


Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

Each fund also offers Institutional Class shares. In addition, Value Trust, Special Investment Trust, American Leading Companies Trust and Balanced Trust offer Financial Intermediary Class shares. These classes of shares are offered through a separate prospectus only to certain investors. Institutional Class shares are not subject to a Rule 12b-1 fee and Financial Intermediary Class shares have a Rule 12b-1 fee of 0.25%.

FINANCIAL SERVICES FUND--CLASS A SHARES PURCHASE SCHEDULE:


Financial Services Fund's offering price for Class A share purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):


                           SALES CHARGE AS A % OF      SALES CHARGE AS A % OF      DEALER REALLOWANCE AS
     AMOUNT OF PURCHASE        OFFERING PRICE                NET INVESTMENT        A % OF OFFERING PRICE
      Less than $25,000             4.75                        4.99                      4.00
     $25,000 to $49,999             4.50                        4.71                      3.75
     $50,000 to $99,999             4.00                        4.17                      3.25
   $100,000 to $249,999             3.50                        3.63                      2.75
   $250,000 to $499,999             2.50                        2.56                      2.00
   $500,000 to $999,999             2.00                        2.04                      1.60
    $1 million or more*             0.00                        0.00                      1.00

* For redemptions made within one year of the purchase date, a CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. See "How to Sell Your Shares" for more information.

Legg Mason will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% for sales up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.




SALES CHARGE WAIVERS FOR CLASS A SHARES:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

     -    advisory clients (and related accounts) of Barrett
     - certain employee benefit or retirement accounts (subject to the discretion of Legg Mason)
     -    employees of Legg Mason, Inc. and its affiliates
     - registered representatives or full-time employees of broker/dealers that have dealer agreements with Legg Mason

     -    the children, siblings and parents of such persons
     - broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and Legg Mason
     -    purchasers of $1,000,000 or more.

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.




RIGHT OF ACCUMULATION:

To receive the Right of Accumulation, investors must give Legg Mason or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of Financial Services Fund at the sales charge applicable to the total of:

     -    the dollar amount being purchased, plus
     - the price of all shares of Class A shares of Legg Mason funds already held by the investor.

LETTER OF INTENT:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of Financial Services Fund in the following 13 months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.


If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the 13-month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to Legg Mason of a higher applicable sales charge.


                                    * * * * *

Be sure to tell your financial adviser if you believe your investment qualifies for any of the sales charge waivers or discounts described above.

[icon] HOW TO SELL YOUR SHARES

You may use any of the following methods to sell shares of the funds:


  TELEPHONE             Call your Legg Mason Financial Advisor or FIS at
                        1-800-822-5544 or other entity through which you hold
                        shares to request a redemption. Please have the
                        following information ready when you call: the name of
                        the fund, dollar amount (or number of shares) to be
                        redeemed and your shareholder account number.

                        Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser has your bank account information on file.

  INTERNET OR           FIS clients may request a redemption of fund shares
  TELEFUND              through Legg Mason's Internet site at
                        www.leggmasonfunds.com or through TELEFund at
                        1-877-6-LMFUNDS.

  MAIL                  Send a letter to your financial adviser or to Legg Mason
                        Funds Investor Services at P. O. Box 17023, Baltimore,
                        MD 21297-0356, requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers.



Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or Internet order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.


Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions on such securities may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.


FINANCIAL SERVICES FUND--CONTINGENT DEFERRED SALES CHARGES:


If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to Legg Mason.


The fund will use the "first-in, first-out" method to determine the one-year holding period - that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRAs (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Class A or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The funds' securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.


Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are fair valued at amortized cost under procedure approved by the Board of Directors.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.


The funds will not accept cash, money orders, traveler's checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.



Each fund reserves the right to:

- refuse any client, reject any order for shares, or suspend the offering of shares for a period of time;

-    change its minimum investment amounts; and
- delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[icon] SERVICES FOR INVESTORS


For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the funds for sale.


CONFIRMATIONS AND ACCOUNT STATEMENTS:


You will receive a confirmation from Legg Mason after each transaction involving Class A or Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.


SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:


Primary Class shares of a fund may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TeleFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging. Class A shares of Financial Services Fund do not have exchange privileges.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.


Each fund reserves the right to:


- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

- terminate or modify the exchange privilege after 60 days' written notice to shareholders.


FINANCIAL SERVICES FUND--REINSTATEMENT PRIVILEGE:


If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption contact Legg Mason or your broker/dealer and notify them of your desire to reinstate and purchase the shares. The reinstatement will be made at the net asset value next determined after the transfer agent has received the notification and purchase order.

[icon] DISTRIBUTIONS AND TAXES


Each fund except Balanced Trust declares and pays any dividends from its net investment income, if any, annually. Balanced Trust declares and pays any such dividends quarterly.

Each fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gain from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next distribution is to be paid. Primary Class shareholders may also request that dividends and/or other distributions be invested in the Primary Class of shares of another eligible Legg Mason fund. Dividends and/or other distributions from Primary Class shares may also be invested in Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund), provided these funds are available for sale in your state of residence.


If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.


Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. For Value Trust and Special Investment Trust, this information has been audited by their independent auditors, PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information (see back cover) and are included in the annual reports for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund (for periods from January 1, 1999), this information has been audited by their independent auditors, Ernst & Young LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information and are included in the funds' annual reports. Financial highlights for Financial Services Fund for the period ended December 31, 1998 were audited by other auditors. The funds' annual reports are available upon request by calling toll-free 1-800-822-5544.

                                                                              INVESTMENT OPERATIONS
                                                                  ----------------------------------------------
                                                     NET ASSET        NET           NET REALIZED        TOTAL
                                                       VALUE,     INVESTMENT       AND UNREALIZED       FROM
                                                     BEGINNING      INCOME/        GAIN/(LOSS) ON     INVESTMENT
                                                     OF YEAR        (LOSS)           INVESTMENTS      OPERATIONS
----------------------------------------------------------------------------------------------------------------
VALUE TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    48.23   $     (.15)(A)     $    (8.67)      $    (8.82)
       2002                                               53.73         (.28)(A)          (4.96)           (5.24)
       2001                                               75.25         (.25)             (6.80)           (7.05)
       2000                                               73.09         (.44)              5.06             4.62
       1999                                               50.10         (.18)             24.58            24.40

SPECIAL INVESTMENT TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    35.72   $     (.28)        $    (4.96)      $    (5.24)
       2002                                               31.83         (.33)              5.22             4.89
       2001                                               40.28         (.34)             (6.59)           (6.93)
       2000                                               38.82         (.40)              9.90             9.50
       1999                                               36.02         (.32)              5.78             5.46

AMERICAN LEADING COMPANIES TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    18.13   $     (.01)        $    (3.58)      $    (3.59)
       2002                                               18.28         (.08)              (.07)            (.15)
       2001                                               18.69         (.13)              (.17)            (.30)
       2000                                               20.38         (.12)             (1.21)           (1.33)
       1999                                               17.78         (.06)              3.38             3.32

BALANCED TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    10.97   $      .13(C)      $    (1.57)      $    (1.44)
       2002                                               11.64          .11(C),(D)         .02(D)           .13
       2001                                               12.20          .17(C)            (.61)            (.44)
       2000                                               11.98          .20(C)             .33              .53
       1999                                               12.62          .22(C)            (.56)            (.34)

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    11.73   $     (.06)(E)     $    (2.74)      $    (2.80)
       2002                                                9.05         (.06)(E)           2.74             2.68
       2001                                                7.45         (.02)(E)           1.62             1.60
       2000                                                7.81         (.05)(E)             --             (.05)
       1999(F)                                            10.00         (.02)(E)          (2.17)           (2.19)

FINANCIAL SERVICES FUND
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $    12.51   $     (.08)(I)     $    (1.23)      $    (1.31)
       2002                                               11.02         (.09)(I)           1.58             1.49
       2001                                                9.18         (.05)(I)           1.89             1.84
     Three Months Ended
       Mar. 31, 2000(J)                                    9.41         (.01)(I)           (.22)            (.23)
     Year Ended Dec. 31,
       1999(K),(L)                                        10.57         (.07)(I)          (1.09)           (1.16)
     Period Ended Dec. 31,
       1998(M),(N)                                        10.00         (.01)(I)            .58              .57

FINANCIAL SERVICES FUND
   -- CLASS A
     Years Ended Mar. 31,
       2003                                          $    12.84   $      .01(O)      $    (1.27)      $    (1.26)
       2002                                               11.22          .02(O)            1.60             1.62
       2001                                                9.28          .03(O)            1.91             1.94
     Three Months Ended
       Mar. 31, 2000(J)                                    9.49          .01(O)            (.22)            (.21)
     Year Ended Dec. 31,
       1999(K),(L)                                        10.58           --(O)           (1.09)           (1.09)
     Period Ended Dec. 31,
       1998(M),(N)                                        10.00           --(O)             .58              .58

                                       48

                                                                 DISTRIBUTIONS
                                                     -------------------------------------------
                                                                   FROM NET                           NET ASSET
                                                      FROM NET     REALIZED                             VALUE,
                                                     INVESTMENT GAIN/(LOSS) ON         TOTAL            END OF
                                                       INCOME     INVESTMENTS       DISTRIBUTIONS        YEAR
----------------------------------------------------------------------------------------------------------------
VALUE TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $       --   $       --         $       --       $    39.41
       2002                                                  --         (.26)              (.26)           48.23
       2001                                                  --       (14.47)            (14.47)           53.73
       2000                                                  --        (2.46)             (2.46)           75.25
       1999                                                  --        (1.41)             (1.41)           73.09

SPECIAL INVESTMENT TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $       --   $    (1.20)        $    (1.20)      $    29.28
       2002                                                  --        (1.00)             (1.00)           35.72
       2001                                                  --        (1.52)             (1.52)           31.83
       2000                                                  --        (8.04)             (8.04)           40.28
       1999                                                  --        (2.66)             (2.66)           38.82

AMERICAN LEADING COMPANIES TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $       --   $       --         $       --       $    14.54
       2002                                                  --           --                 --            18.13
       2001                                                  --         (.11)              (.11)           18.28
       2000                                                  --         (.36)              (.36)           18.69
       1999                                                  --         (.72)              (.72)           20.38

BALANCED TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $     (.10)  $     (.07)        $     (.17)      $     9.36
       2002                                                (.11)        (.69)              (.80)           10.97
       2001                                                (.12)          --               (.12)           11.64
       2000                                                (.31)          --               (.31)           12.20
       1999                                                (.19)        (.11)              (.30)           11.98

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                          $       --   $       --         $       --       $     8.93
       2002                                                  --           --                 --            11.73
       2001                                                  --           --                 --             9.05
       2000                                                  --         (.31)              (.31)            7.45
       1999(F)                                               --           --                 --             7.81

FINANCIAL SERVICES FUND
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                            $     --   $       --         $       --       $    11.20
       2002                                                  --           --                 --            12.51
       2001                                                  --           --                 --            11.02
     Three Months Ended
       Mar. 31, 2000(J)                                      --           --                 --             9.18
     Year Ended Dec. 31,
       1999(K),(L)                                           --           --                 --             9.41
     Period Ended Dec. 31,
       1998(M),(N)                                           --           --                 --            10.57

FINANCIAL SERVICES FUND
   -- CLASS A
     Years Ended Mar. 31,
       2003                                            $     --   $       --         $       --       $    11.58
       2002                                                  --           --                 --            12.84
       2001                                                  --           --                 --            11.22
     Three Months Ended
       Mar. 31, 2000(J)                                      --           --                 --             9.28
     Year Ended Dec. 31,
       1999(K),(L)                                           --           --                 --             9.49
     Period Ended Dec. 31,
       1998(M),(N)                                           --           --                 --            10.58

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                     -------------------------------------------------------------------------------
                                                                                      NET
                                                                   EXPENSES        INVESTMENT                          NET ASSETS,
                                                                  TO AVERAGE      INCOME/(LOSS)       PORTFOLIO         END OF
                                                        TOTAL         NET          TO AVERAGE          TURNOVER           YEAR
                                                       RETURN       ASSETS         NET ASSETS            RATE         (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
VALUE TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                              (18.29)%       1.72%(B)           (.37)%           25.0%     $   6,981,433
       2002                                               (9.82)%       1.68%(B)           (.42)%           24.4%         9,378,228
       2001                                               (9.99)%       1.69%(B)           (.45)%           27.0%        10,319,107
       2000                                                6.74%        1.68%              (.64)%           19.7%        12,116,912
       1999                                               49.93%        1.69%              (.39)%           19.3%        10,097,527

SPECIAL INVESTMENT TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                              (14.84)%       1.83%              (.93)%           18.5%     $   1,968,420
       2002                                               15.48%        1.79%             (1.00)%           36.6%         2,380,611
       2001                                              (17.74)%       1.79%              (.94)%           36.7%         2,091,594
       2000                                               28.55%        1.80%             (1.21)%           29.3%         2,649,860
       1999                                               16.85%        1.84%              (.98)%           47.8%         1,850,289

AMERICAN LEADING COMPANIES TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                              (19.80)%       1.92%              (.05)%           19.0%     $     410,331
       2002                                                (.82)%       1.93%              (.47)%           22.7%           551,061
       2001                                               (1.65)%       1.95%              (.65)%           31.0%           272,150
       2000                                               (6.65)%       1.90%              (.58)%           43.5%           297,706
       1999                                               19.52%        1.93%              (.37)%           47.6%           288,957

BALANCED TRUST
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                              (13.20)%       1.85%(C)           1.37%(C)         29.5%     $      32,914
       2002                                                 .89%        1.85%(C)           1.04%(C),(D)     55.4%            36,308
       2001                                               (3.68)%       1.85%(C)           1.38%(C)         58.4%            35,971
       2000                                                4.53%        1.85%(C)           1.67%(C)         58.0%            37,026
       1999                                               (2.69)%       1.85%(C)           1.96%(C)         50.0%            55,900

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- Primary Class
     Years Ended Mar. 31,
       2003                                              (23.87)%       2.00%(E)           (.52)(E)         61.0%     $     144,447
       2002                                               29.61%        2.00%(E)           (.82)(E)         32.1%           182,201
       2001                                               21.48%        2.00%(E)           (.21)(E)         60.7%            68,629
       2000                                               (1.06)%       1.99%(E)           (.54)(E)         66.2%            57,046
       1999(F)                                           (21.90)(G)     2.00%(E),(H)       (.44)(E),(H)     29.5%(H)         58,365

FINANCIAL SERVICES FUND
   -- PRIMARY CLASS
     Years Ended Mar. 31,
       2003                                              (10.47)%       2.25%(I)           (.64)(I)         38.2%      $  40,367
       2002                                               13.52%        2.25%(I)           (.69)(I)         28.9%         45,473
       2001                                               20.04%        2.25%(I)           (.55)(I)         37.2%         46,705
     Three Months Ended
       Mar. 31, 2000(J)                                   (2.44)(G)     2.25%(H),(I)       (.38)(H),(I)     60.9%(H)      31,397
     Year Ended Dec. 31,
       1999(K),(L)                                       (10.97)%       2.25%(I)           (.73)(I)         27.1%         28,366
     Period Ended Dec. 31,
       1998(M),(N)                                         5.70%(G)     2.25%(H),(I)       (.11)(H),(I)       --%         14,598

                                       50

FINANCIAL SERVICES FUND
   -- CLASS A
     Years Ended Mar. 31,
       2003                                               (9.81)(P)     1.50%(O)            .12%(O)         38.2%      $   9,154
       2002                                               14.44%(P)     1.50%(O)            .07%(O)         28.9%          9,960
       2001                                               20.91%(P)     1.50%(O)            .21%(O)         37.2%          9,594
     Three Months Ended
       Mar. 31, 2000(J)                                   (2.21)(G)     1.50%(H),(O)        .36%(H),(O)     60.9%(H)       8,856
     Year Ended Dec. 31,
       1999(K),(L)                                       (10.30)(P)     1.50%(O)            .01%(O)         27.1%          9,399
     Period Ended Dec. 31,
       1998(M),(N)                                         5.80%(G)     1.50%(H),(O)        .22%(H),(O)       --%          7,451


(A)  Computed using average shares outstanding.
(B) Interest expense incurred with respect to the borrowings from a line of credit used for temporary purposes did not affect the expense ratio, which, excluding interest expense, was 1.72% for the year ended March 31, 2003, 1.68% for the year ended March 31, 2002, and 1.69% for the year ended March 31, 2001.
(C) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 2.03%; 2002, 2.02%; 2001,
     2.00%; 2000, 1.88%; and 1999, 1.90%.
(D) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 0.96% to 1.04%. Per share data and ratios for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
(E) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 2.13%; 2002, 2.24%; 2001,
     2.46%; and 2000, 2.35%; and for the period June 15, 1998 to March 31, 1999,
     2.38%.
(F)  For the period June 15, 1998 (commencement of operations) to March 31,
     1999.
(G)  Not annualized.
(H)  Annualized.
(I) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2003, 2.46%; 2002, 2.44%; 2001, 2.71%; 2000, 2.73%;
     and December 31, 1999, 2.73%; and 1998, 2.40%.

(J)  The year end for Financial Services Fund changed from December 31 to March
     31.
(K) Effective October 5, 1999, LMFA became Financial Services Fund's adviser, replacing Bartlett & Co.
(L) Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund.
(M) For the period November 16, 1998 (commencement of operations) to December 31, 1998.
(N) The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.
(O) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2003, 1.65%; 2002, 1.64%; 2001, 1.91%; 2000, 2.08%;
     and December 31, 1999, 2.05%; and 1998, 1.65%.
(P)  Excluding sales charge applicable to Class A shares.

LEGG MASON EQUITY FUNDS

The following additional information about the funds is available upon request and without charge:


STATEMENT OF ADDITIONAL INFORMATION (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:


         -    call toll-free 1-800-822-5544
         -    visit us on the Internet via www.leggmasonfunds.com
         -    write to us at:      Legg Mason Funds Investor Services
                                   100 Light Street, P.O. Box 17023
                                   Baltimore, Maryland  21297-0356

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-001                           SEC File Numbers: 811-3380; 811-4451; 811-7692

LEGG MASON EQUITY FUNDS


Legg Mason Value Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason American Leading Companies Trust
Legg Mason Balanced Trust
Legg Mason U.S. Small-Capitalization Value Trust
Legg Mason Financial Services Fund


         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS


                                 AUGUST 1, 2003


                                      logo


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


About the Funds:

       1         Investment objectives and policies

       7         Principal risks

      10         Performance

      18         Fees and expenses of the funds

      21         Management

About your Investment:

      24         How to invest

      27         How to sell your shares

      29         Account policies

      30         Services for investors

      31         Distributions and taxes

      32         Financial highlights

LEGG MASON EQUITY FUNDS


[icon] INVESTMENT OBJECTIVES AND POLICIES


LEGG MASON VALUE TRUST, INC.

INVESTMENT OBJECTIVE: long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.

The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON SPECIAL INVESTMENT TRUST, INC.

INVESTMENT OBJECTIVE: capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.

The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade, commonly known as "junk bonds." The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above-average risk-adjusted rate of return, when a more compelling investment opportunity is found, when the original reason for investing no longer applies, or to realize gains or limit potential losses.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON AMERICAN LEADING COMPANIES TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation and current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index").

The adviser considers a number of factors to determine whether an investment is tied economically to the United States including: the primary trading market of the issuer's securities; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index generally considered representative of the United States securities markets; and whether the investment is exposed to the economic fortunes and risks of the United States.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geopolitical dynamics, and more.

The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, when the original reason for investing no longer applies, or to realize gains or limit potential losses.

Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality to a security with these ratings.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments, including high-quality short-term debt securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON BALANCED TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:


The fund may invest up to 75% of its net assets in equity securities. The adviser emphasizes equity securities that have a history of paying dividends and that, in the opinion of the adviser, offer the potential for long-term growth. In addition, the adviser may also invest in common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria emphasizing factors such as the adviser's evaluation of asset value, future cash flow and earnings potential. The adviser seeks to reduce investment risk through portfolio diversification -- by sector and by industry, as well as by issuer.

The fund invests not less than 25% of its net assets in fixed-income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed-income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed-income or convertible securities rated below BBB or Baa, commonly known as "junk bonds," at the time of purchase, or comparable unrated securities.

Fixed-income security selection is based upon identifying those fixed-income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The fund's fixed-income portfolio maintains a duration that is similar to that of its benchmark, the Lehman Brothers Intermediate Government/Credit Index. Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

Under normal market conditions, the fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed-income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and the remaining 40% in various fixed-income securities. These percentages may vary in attempting to increase returns or reduce risk.

The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is eliminated by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

The adviser typically sells a fixed-income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.


LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

INVESTMENT OBJECTIVE: long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the New York Stock Exchange ("Exchange") market capitalizations, currently about $1.5 billion. Value companies are those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser sells companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.


LEGG MASON FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE: long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:


The fund's adviser, under normal circumstances, concentrates the fund's investments by investing at least 80% of the fund's net assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

-  regional and money center banks
-  securities brokerage firms
-  asset management companies
-  savings banks and thrift institutions
-  specialty finance companies (E.G., credit card, mortgage providers)
-  insurance and insurance brokerage firms
-  government sponsored agencies, such as Government National Mortgage
   Association
-  financial conglomerates
- foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


                                    * * * * *

Each fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

[icon] PRINCIPAL RISKS


IN GENERAL:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

MARKET RISK:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

VALUE STYLE RISK:

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

SMALL AND MID-SIZED COMPANY STOCKS - SPECIAL INVESTMENT TRUST, SMALL-CAP VALUE TRUST AND FINANCIAL SERVICES FUND:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small-sized companies may also be undervalued because few, if any, researchers regularly follow them.

It is anticipated that some of the portfolio securities may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, I.E., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

CONCENTRATION RISK - FINANCIAL SERVICES FUND:

Financial Services Fund invests primarily in securities of companies in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

COMPANY RISK - VALUE TRUST, SPECIAL INVESTMENT TRUST AND AMERICAN LEADING COMPANIES TRUST:

Each fund identified above invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the advice will not properly assess the potential for an issuer's future growth or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

FOREIGN SECURITIES RISK - ALL FUNDS EXCEPT SMALL-CAP VALUE TRUST:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

INVESTMENT MODELS:

The proprietary models used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of a fund's investments in such securities may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by a fund's adviser to be of equivalent quality to a security with these ratings, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which a fund may purchase from time to time, are deemed by the rating agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Special Investment Trust may be especially affected by the risks involved with investing in debt securities rated below investment grade, as it may invest up to 35% of its net assets in such securities.

Securities rated below BBB/Baa may be less liquid then higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund.

CALL RISK:

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST:

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. Smaller-capitalized companies whose stock prices may be volatile typically issue convertible securities. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not.


[icon] PERFORMANCE


Each fund offers Primary Class and Institutional Class shares. Value Trust, Special Investment Trust, American Leading Companies Trust and Balanced Trust also offer Financial Intermediary Class shares and Financial Services Fund offers Class A shares. Primary Class and Class A shares are offered through a separate prospectus. All classes of a fund are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Institutional Class would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class or Financial Intermediary Class. The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.


                    VALUE TRUST - INSTITUTIONAL CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



      1995    1996   1997    1998    1999    2000      2001     2002
     ------  -----  ------  ------  ------   ------   ------   ------
     42.18   39.82   38.49   49.40   27.99   (6.24)   (8.39)   (18.06)



     * The fund's year-to-date total return (Institutional Class) as of June 30, 2003 was 22.43%.

                      DURING THE PAST EIGHT CALENDAR YEARS:


                          QUARTER ENDED            TOTAL RETURN
                          -------------            ------------
     Best quarter:       December 31, 1998            36.15%
     Worst quarter:      September 30, 2001          (19.81)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



          VALUE TRUST - INSTITUTIONAL CLASS             1 YEAR           5 YEARS          LIFE OF CLASS
       ---------------------------------------------  ----------       -----------      -----------------
       Return Before Taxes                              (18.06)%           6.12%            17.82%(a)

       Return After Taxes on Distributions              (18.06)%           4.92%            16.18%(a)

       Return After Taxes on Distributions and
       Sale of Fund Shares                              (11.09)%           5.25%            15.19%(a)

       S&P 500 Index (reflects no deduction for
       fees, expenses or taxes) (c)                     (22.10)%          (0.59)%           10.39%(b)



(a)    December 1, 1994 (commencement of operations) to December 31, 2002.
(b)    November 30, 1994 to December 31, 2002.
(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                VALUE TRUST - FINANCIAL INTERMEDIARY CLASS SHARES

               TOTAL RETURN AS OF DECEMBER 31 (BEFORE TAXES) (%)*

                                  2002 (18.31)

   * The fund's year-to-date total return (Financial Intermediary Class) as of June 30, 2003 was 22.20%.

                         DURING THE PAST CALENDAR YEAR:

                                 QUARTER ENDED                    TOTAL RETURN
                                 -------------                    ------------
     Best quarter:              December 31, 2002                    13.62%
     Worst quarter:            September 30, 2002                   (13.80)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

           VALUE TRUST - FINANCIAL INTERMEDIARY
                           CLASS                       1 YEAR      LIFE OF CLASS
          ----------------------------------------   ----------   ---------------
          Return Before Taxes                          (18.31)%       (12.09)%(a)

          Return After Taxes on Distributions          (18.31)%       (12.14)%(a)

          Return After Taxes on Distributions and
          Sale of Fund Shares                          (11.24)%        (9.56)%(a)

          S&P 500 Index (reflects no deduction for
          fees, expenses or taxes) (c)                 (22.10)%       (15.81)%(b)

(a) March 23, 2001 (commencement of operations of Financial Intermediary Class) to December 31, 2002.

(b)  February 28, 2001 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

              SPECIAL INVESTMENT TRUST - INSTITUTIONAL CLASS SHARES


  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



      1995    1996   1997    1998    1999     2000     2001      2002
     ------  ------ -------  ------  ------  -------   -----    -------
      23.83   30.04   23.44   24.50   36.97   (11.09)   3.38      (7.75)



   * The fund's year-to-date total return as of June 30, 2003 was 28.25%.

                      DURING THE PAST EIGHT CALENDAR YEARS:


                                    QUARTER ENDED                 TOTAL RETURN
                                    -------------                 ------------
       Best quarter:              December 31, 1998                   40.46%
       Worst quarter:            September 30, 2001                  (26.07)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



     SPECIAL INVESTMENT TRUST -
       INSTITUTIONAL CLASS                            1 YEAR          5 YEARS        LIFE OF CLASS
-------------------------------------------------   ----------      -----------    -----------------
Return Before Taxes                                   (7.75)%          7.66%           14.04%(a)

Return After Taxes on Distributions                   (8.38)%          6.09%           12.49%(a)

Return After Taxes on Distributions                   (4.14)%          6.24%           11.72%(a)
and Sale of Fund Shares

S&P MidCap 400 Index (reflects no deduction for      (14.51)%          6.41%           13.80%(b)
fees, expenses or taxes) (c)



(a)  December 1, 1994 (commencement of operations) to December 31, 2002.

(b)  November 30, 1994 to December 31, 2002.

(c) The S&P MidCap 400 Index measures the performance of the mid-size company segment of the U.S. market.

         AMERICAN LEADING COMPANIES TRUST - INSTITUTIONAL CLASS SHARES*

               TOTAL RETURN AS OF DECEMBER 31 (BEFORE TAXES) (%)**

                                  2002 (16.95)


* Shares of the Institutional Class of American Leading Companies Trust were held by investors during the period from October 4, 1996 to December 3, 1998. During the 12-month period ending December 31, 1997, the total return for Institutional Class shares was 25.29%. On June 14, 2001, the fund's Institutional Class re-commenced operations.

**   The fund's year-to-date total return as of June 30, 2003 was 14.83%.


                         DURING THE PAST CALENDAR YEAR:


                                      QUARTER ENDED                    TOTAL RETURN
                                      -------------                    ------------
          Best quarter:             December 31, 2002                     12.21%
          Worst quarter:            September 30, 2002                   (17.31)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



           AMERICAN LEADING COMPANIES -INSTITUTIONAL
                             CLASS                          1 YEAR          LIFE OF CLASS
          --------------------------------------------- ---------------- --------------------
          Return Before Taxes                               (16.95)%          (12.78)%(a)

          Return After Taxes on Distributions               (16.95)%          (12.78)%(a)

          Return After Taxes on Distributions and           (10.40)%          (10.15)%(a)
          Sale of Fund Shares

          S&P 500 Index (reflects no deduction for          (22.10)%          (18.90)%(b)
          fees, expenses or taxes) (c)



(a) June 14, 2001 (re-commencement of operations of Institutional Class) to December 31, 2002.

(b)  May 31, 2001 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                   BALANCED TRUST - INSTITUTIONAL CLASS SHARES

               TOTAL RETURN AS OF DECEMBER 31 (BEFORE TAXES) (%)*

                                  2002 (11.36)

   * The fund's year-to-date total return (Institutional Class) as of June 30, 2003 was 6.08%.

                         DURING THE PAST CALENDAR YEAR:


                                 QUARTER ENDED                    TOTAL RETURN
                                 -------------                    ------------
     Best quarter:             December 31, 2002                    4.47%
     Worst quarter:            September 30, 2002                  (8.43)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



             BALANCED TRUST - INSTITUTIONAL CLASS            1 YEAR         LIFE OF CLASS
          ---------------------------------------------   -------------- --------------------
          Return Before Taxes                                  (11.36)%           (4.97)%(a)

          Return After Taxes on Distributions                  (12.04)%           (6.32)%(a)

          Return After Taxes on Distributions and Sale
          of Fund Shares                                        (6.85)%           (4.19)%(a)

          S&P 500 Index (reflects no deduction for
          fees, expenses or taxes) (c)                         (22.10)%          (15.81)%(b)

          Lehman Intermediate Government/Credit Bond
          Index (d)                                              9.84%             8.76%(b)



(a) March 16, 2001 (commencement of operations of Institutional Class) to December 31, 2002.

(b)  February 28, 2001 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

(d) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

              BALANCED TRUST - FINANCIAL INTERMEDIARY CLASS SHARES

               TOTAL RETURN AS OF DECEMBER 31 (BEFORE TAXES) (%)*

                                  2002 (11.59)

   * The fund's year-to-date total return (Financial Intermediary Class) as of June 30, 2003 was 5.93%.

                         DURING THE PAST CALENDAR YEAR:

                                 QUARTER ENDED                    TOTAL RETURN
                                 -------------                    ------------
     Best quarter:             December 31, 2002                     4.40%
     Worst quarter:            September 30, 2002                   (8.50)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

          BALANCED TRUST - FINANCIAL
              INTERMEDIARY CLASS                             1 YEAR         LIFE OF CLASS
          -----------------------------------------------  ------------   ------------------
          Return Before Taxes                                  (11.59)%           (5.23)%(a)

          Return After Taxes on Distributions                  (12.18)%           (6.49)%(a)

          Return After Taxes on Distributions and Sale
          of Fund Shares                                        (6.99)%           (4.35)%(a)

          S&P 500 Index (reflects no deduction for
          fees, expenses or taxes) (c)                         (22.10)%          (15.81)%(b)

          Lehman Intermediate Government/Credit Bond
          Index (d)                                              9.84%             8.76%(b)

(a) March 16, 2001 (commencement of operations of Financial Intermediary Class) to December 31, 2002.

(b)  February 28, 2001 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

(d) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

               SMALL-CAP VALUE TRUST - INSTITUTIONAL CLASS SHARES

  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*



         1999                   2000                2001                   2002
       --------               --------            --------               --------
        (4.05)                  8.91               22.61                  (5.28)



     * The fund's year-to-date total return as of June 30, 2003 was 14.19%.

                      DURING THE PAST FOUR CALENDAR YEARS:


                                 QUARTER ENDED                  TOTAL RETURN
                                 -------------                  ------------
     Best quarter:               June 30, 1999                     21.43%
     Worst quarter:            September 30, 2002                 (19.77)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



             SMALL-CAP VALUE TRUST - INSTITUTIONAL
                            CLASS                                 1 YEAR          LIFE OF CLASS
          --------------------------------------------------    ----------      -----------------
          Return Before Taxes                                      (5.28)%             1.46%(a)

          Return After Taxes on Distributions                      (5.28)%             1.15%(a)

          Return After Taxes on Distributions and Sale of
          Fund Shares                                              (3.24)%             1.00%(a)

          Russell 2000 Index (reflects no deduction for
          fees, expenses or taxes) (c)                            (20.48)%            (2.46)%(b)



(a)  June 19, 1998 (commencement of operations) to December 31, 2002.

(b)  May 31, 1998 to December 31, 2002.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                FINANCIAL SERVICES FUND - PRIMARY CLASS SHARES *

 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%) **



         1999               2000              2001                2002
       --------           --------          --------            --------
         (10.97)            29.33            (4.52)              (2.75)



* Investors held shares of the Institutional Class of Financial Services Fund only during the period from October 7, 1999 to May 12, 2000; there were no Institutional Class shares of the fund outstanding on the date of this prospectus.

** The fund's year-to-date total return (Primary Class) as of June 30, 2003 was 12.12%.

                      DURING THE PAST FOUR CALENDAR YEARS:


                                   QUARTER ENDED                  TOTAL RETURN
                                   -------------                  ------------
       Best quarter:             September 30, 2000                  17.88%
       Worst quarter:            September 30, 1999                 (13.23)%


                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:



            FINANCIAL SERVICES FUND - PRIMARY CLASS      1 YEAR       LIFE OF CLASS
          ------------------------------------------   ----------   -----------------
          Primary Class Return Before Taxes              (2.75)%         3.01%(a)

          Primary Class Return After Taxes on
           Distributions                                 (2.75)%         3.01%(a)

          Primary Class Return After Taxes on
           Distributions and Sale of Fund Shares         (1.69)%         2.43%(a)

          S&P 500 Index (reflects no deduction for
           fees, expenses or taxes) (c)                 (22.10)%        (3.90)%(b)



(a) November 16, 1998 (commencement of operations of Primary Class) to December 31, 2002. On October 5, 1999, this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)  October 31, 1998 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                                    * * * * *

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed a fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

[icon] FEES AND EXPENSES OF THE FUNDS


The tables below describe the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.


              ANNUAL FUND OPERATING EXPENSES - INSTITUTIONAL CLASS
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                           AMERICAN                       SMALL-
                                           SPECIAL          LEADING                        CAP          FINANCIAL
   INSTITUTIONAL              VALUE       INVESTMENT       COMPANIES       BALANCED       VALUE         SERVICES
   CLASS SHARES OF:           TRUST         TRUST            TRUST          TRUST         TRUST           FUND
                              -----       ----------       ---------       --------       ------        ---------
   Management Fees (a)        0.66%         0.71%            0.75%           0.75%         0.81%           1.00%

   Distribution and/or
    Service (12b-1) Fees      none           none            none            none          none            none

   Other Expenses             0.06%         0.07%            0.12%           0.42%         0.24%           0.40%(b)
                              ---------------------------------------------------------------------------------
   Total Annual Fund
    Operating Expenses (a)    0.72%         0.78%            0.87%           1.17%         1.05%           1.40%



(a) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Institutional Class shares: 0.95% for American Leading Companies Trust; 1.10% for Balanced Trust; 1.00% for Small-Cap Value Trust; and 1.25% for Financial Services Fund. These voluntary waivers may be terminated at any time, but are expected to continue until August 1, 2004. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2003 were 0.68% and 1.10% for Balanced Trust, 0.76% and 1.00% for Small-Cap Value Trust. No fee waivers were necessary during this period for American Leading Companies Trust.

(b) "Other expenses" for Financial Services Fund are based on estimated expenses for the fiscal year ending March 31, 2003, as no Institutional Class shares were outstanding during that year.


EXAMPLE:


This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                                    1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                   --------       ---------      ---------      ----------
Value Trust - Institutional Class                    $  74           $ 230         $ 401          $   894

Special Investment Trust -
 Institutional Class                                 $  80           $ 249         $ 433          $   966

American Leading Companies Trust -
 Institutional Class                                 $  89           $ 278         $ 482          $ 1,073

Balanced Trust - Institutional Class                 $ 119           $ 372         $ 644          $ 1,420

Small-Cap Value Trust -
 Institutional Class                                 $ 107           $ 334         $ 579          $ 1,283

Financial Services Fund -
 Institutional Class                                 $ 143           $ 443         $ 766          $ 1,680


          ANNUAL FUND OPERATING EXPENSES - FINANCIAL INTERMEDIARY CLASS
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                             SPECIAL        AMERICAN
     FINANCIAL INTERMEDIARY                  VALUE         INVESTMENT       LEADING         BALANCED
     CLASS SHARES OF:                        TRUST            TRUST        COMPANIES         TRUST

     Management Fees                         0.66%            0.71%          0.75%           0.75%
     Distribution and/or Service
     (12b-1) Fees (a)                        0.25%            0.25%          0.25%           0.25%
     Other Expenses                          0.16%            0.07%(b)       0.12%(b)        0.46%
                                           -------------------------------------------------------------
     Total Annual Fund Operating
     Expenses                                1.07%            1.03%          1.12%(c)        1.46%(c)



(a) The 12b-1 fees shown in the table reflect the amount at which the Directors have currently limited payments under each fund's Financial Intermediary Class Distribution Plan. Pursuant to each Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

(b) "Other expenses" are based on estimated expenses for the fiscal year ending March 31, 2003, as no Financial Intermediary Class shares were outstanding during that year.

(c) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Financial Intermediary Class shares: 1.35% for Balanced Trust and 1.20% for American Leading Companies Trust. These voluntary waivers may be terminated at any time, but are expected to continue until August 1, 2004. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2003, were 0.68% and 1.35% for Balanced Trust.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


                                                    1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                   --------       ---------      ---------      ----------
     Value Trust -
      Financial Intermediary Class                   $ 109          $ 340          $ 590          $ 1,306

     Special Investment Trust -
      Financial Intermediary Class                   $ 105          $ 328          $ 569          $ 1,259

     American Leading Companies Trust -
      Financial Intermediary Class                   $ 114          $ 356          $ 617          $ 1,363

     Balanced Trust -
      Financial Intermediary Class                   $ 149          $ 462          $ 797          $ 1,746

[icon] MANAGEMENT

MANAGEMENT AND ADVISERS:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Balanced Trust, Small-Cap Value Trust and Financial Services Fund. LMFA is responsible for overseeing these funds' relationships with outside service providers, such as the custodian, transfer agent, and lawyers.


Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Special Investment Trust and American Leading Companies Trust. LMFM is responsible for the investment management of these funds, which includes making investment decisions to buy, sell or hold a particular security. LMFM has delegated certain administrative responsibilities for these funds to LMFA. As of March 31, 2003, LMFM had aggregate assets under management of approximately $14.7 billion.

For its services during the fiscal year ended March 31, 2003, each fund paid LMFA or LMFM the following percentages of its average daily net assets (net of any fee waivers):



     Value Trust                             0.66%
     Special Investment Trust                0.71%
     American Leading Companies Trust        0.75%
     Balanced Trust                          0.68%
     Small-Cap Value Trust                   0.76%
     Financial Services Fund                 0.85%


LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett"), Brandywine Asset Management, LLC ("Brandywine"), and Barrett Associates, Inc. ("Barrett") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.


Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, as investment adviser to Balanced Trust, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $2.2 billion as of March 31, 2003.

Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, as investment adviser to Small-Cap Value Trust, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine were approximately $9.3 billion as of March 31, 2003.


Barrett, 90 Park Avenue, New York, New York 10016, as investment adviser to Financial Services Fund, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold a particular security. On May 1, 2003, Barrett replaced Gray, Seifert & Co., Inc. ("Gray Seifert"), 380 Madison Avenue, New York, New York 10017, as the investment adviser to the fund. The advisory personnel who previously managed the fund as employees of Gray Seifert continue to do so as employees of Barrett. LMFA pays Barrett a monthly fee of 60% of the fee it receives from the fund. This is the same fee that LMFA paid Gray Seifert for its advisory services to the fund. Fees paid to Barrett are net of any waivers. Barrett provides investment advice to individuals and families, endowments, foundations, trust accounts and mutual funds. Aggregate assets under management of Barrett were approximately $1.1 billion as of March 31, 2003.

PORTFOLIO MANAGEMENT:

Bill Miller, CFA, Chief Executive Officer of LMFM, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund.

Nancy T. Dennin, CFA, Senior Vice President of LMFM, was appointed Assistant Portfolio Manager of Value Trust on January 1, 2001. Prior to that, Mrs. Dennin was Portfolio Manager of Legg Mason Total Return Trust. Mrs. Dennin has been employed by Legg Mason since 1985.


Lisa O. Rapuano, CFA, Senior Vice President and Director of Research of LMFM, has been primarily responsible for the day-to-day management of Special Investment Trust since January 2, 2001. Prior to this date, Mrs. Rapuano and Mr. Miller co-managed the fund for slightly over three years. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining Legg Mason in September 1994.

David E. Nelson, CFA, Senior Vice President of LMFM, has 26 years of investment experience. Mr. Nelson assumed primary responsibility for the day-to-day management of American Leading Companies Trust since rejoining Legg Mason on March 9, 1998. From 1989-1998, Mr. Nelson was employed at Investment Counselors of Maryland where he was the portfolio manager for the UAM ICM Equity Portfolio from inception in 1993 until 1998. Mr. Nelson served as Director of Research for Legg Mason from 1985 to 1989 and was a senior research analyst for Legg Mason from 1982 to 1989.


Jay R. Leopold, CFA, Vice President of LMFM, has been the assistant manager of American Leading Companies Trust since January 2000. Mr. Leopold has been employed as an analyst since joining Legg Mason in 1986.

Balanced Trust is managed by a team of managers and analysts at Bartlett led by Peter A. Sorrentino, CFA. Mr. Sorrentino is Chief Investment Officer and a Managing Director of Bartlett. Mr. Sorrentino is responsible for Bartlett's investment processes and joined Bartlett in 1999. Prior to that time, Mr. Sorrentino was Director of Research and Portfolio Management in the Trust Division of Firstar Bank of Cincinnati.

Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine since 1989.

Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert and Ms. LaGuardia joined Barrett on May 1, 2003. Prior to joining Barrett, Mr. Seifert was Chairperson of the Board and a Director of Gray Seifert since its inception in 1980 and Ms. LaGuardia was Senior Vice President and Director of Research at Gray Seifert where she had been employed since 1982. Mr. Seifert and Ms. LaGuardia previously managed the fund while employed at Gray Seifert and continue as the fund's managers at Barrett.

DISTRIBUTOR OF THE FUNDS' SHARES:


Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares. Each fund has adopted a plan under Rule 12b-1 with respect to the Financial Intermediary Class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly. Under each Financial Intermediary Class plan, a fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Boards of these funds have currently approved payment of 0.25% of each fund's average daily net assets under the plans. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason, LMFM and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class shares and shareholder servicing. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.


LMFA, LMFM, Bartlett, Brandywine, Barrett and Legg Mason are subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] HOW TO INVEST


Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Institutional Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 may continue to buy Institutional Class shares of that fund. Institutional Class shares are also offered to the Legg Mason Core4College 529 Plan, a college savings plan. And Institutional Class shares are offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers with such institutional clients ("Customers").

Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 may continue to buy Financial Intermediary Class shares of that fund.


Customers of institutional clients may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutional clients may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.


Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), will be processed at the fund's net asset value as of the close of the Exchange on that day. The funds are open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day they were received by the financial intermediary. It is the institution's responsibility to transmit your order to the funds in a timely fashion.

Purchases of Institutional Class and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company, the funds' custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

     State Street Bank and Trust Company
     [ABA #011-000-028]
     [DDA #99046096]
     Legg Mason [Insert name of fund]
     [Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.


Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.

As described above, each fund (with the exception of Small-Cap Value Trust and Financial Services Fund) may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each fund may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the investment advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the funds available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.


Each fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (I.E., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, each fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. A fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of a fund may not be qualified for sale in all states. Prospective investors should inquire as to whether shares of a particular fund are available for sale in their state of residence. Shares of a fund may not be offered or sold in any state unless qualified in that jurisdiction or unless an exemption from qualification is available.


Purchases of fund shares should be made for long-term investment purposes. Each fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the funds may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.


ACCOUNT REGISTRATION CHANGES:


Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:


Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland 21297-1635

[icon] HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.


REQUESTS FOR REDEMPTION SHOULD INDICATE:


1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;


2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;


3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Customers of institutional clients may redeem only in accordance with instructions and limitations pertaining to their account at the institution.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, each fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if, in the judgment of the adviser, the fund involved could be adversely affected by immediate payment. Each fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares may be delayed for up to ten days from the purchase date in order to allow the check to clear.


Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

SIGNATURE GUARANTEE:


When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.


A signature guarantee will be required for the following situations:

- Remitting redemption proceeds to any person, address or bank account not on record.
-  Making changes to the account registration after the account has been opened.


- Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon] ACCOUNT POLICIES


CALCULATION OF NET ASSET VALUE:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Institutional Class or Financial Intermediary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.


Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. A fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are fair valued at amortized cost under procedures approved by the Board of Directors.

To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:


The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.


EXCHANGE PRIVILEGE:


Institutional Class and Financial Intermediary Class shares of a fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence and provided the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and


- terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer all of the Institutional Class or Financial Intermediary Class shares for exchange.

[icon] DISTRIBUTIONS AND TAXES


Each fund except Balanced Trust declares and pays any dividends from its net investment income, if any, annually. Balanced Trust declares and pays any such dividends quarterly.

Each fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gain from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.


Your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the distributing fund at least ten days before the next distribution is to be paid.


If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, each fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.


Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. For Value Trust and Special Investment Trust, this information has been audited by their independent auditors, PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information (see back cover) and are included in the annual reports for these funds. For American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund, this information has been audited by their independent auditors, Ernst & Young LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the Statement of Additional Information and are included in the funds' annual reports. The funds' annual reports are available upon request by calling toll-free 1-888-425-6432.

                                                                INVESTMENT OPERATIONS                  DISTRIBUTIONS
                                                    ------------------------------------------- ------------------------------
                                        NET ASSET       NET         NET REALIZED       TOTAL                      FROM NET
                                          VALUE,     INVESTMENT    AND UNREALIZED      FROM       FROM NET        REALIZED
                                        BEGINNING      INCOME/     GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    GAIN/(LOSS) ON
                                        OF YEAR        (LOSS)        INVESTMENTS    OPERATIONS  INCOME/(LOSS)    INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                           $   51.12   $ .28(A)       $   (9.19)       $    (8.91)     $    --       $    --
         2002                               56.38     .25(A)           (5.25)            (5.00)          --          (.26)
         2001                               77.52     .35(A)           (7.02)            (6.67)          --        (14.47)
         2000                               74.49     .12               5.37              5.49           --         (2.46)
         1999                               50.57     .20              25.13             25.33           --         (1.41)
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                           $   50.97   $ .12(A)       $   (9.14)       $    (9.02)     $    --       $    --
         2002                               56.38     .08(A)           (5.23)            (5.15)          --          (.26)
     Period Ended Mar. 31,
         2001(D)                            54.47    (.01)              1.92              1.91           --            --

SPECIAL INVESTMENT TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                           $   39.05   $ .04          $   (5.42)       $    (5.38)      $   --       $ (1.20)
         2002                               34.35     .05               5.65              5.70           --         (1.00)
         2001                               42.91     .04              (7.08)            (7.04)          --         (1.52)
         2000                               40.51    (.19)             10.63             10.44           --         (8.04)
         1999                               37.12     .03               6.02              6.05           --         (2.66)

AMERICAN LEADING COMPANIES TRUST
   -- INSTITUTIONAL CLASS
     Year Ended Mar. 31,
         2003                           $   18.27   $ .15          $   (3.59)       $    (3.44)      $   --       $    --
     Period Ended Mar. 31,
         2002(G)                            19.08     .09               (.90)             (.81)          --            --
     Years Ended Mar. 31,
         1999(H)                            17.95     .08(I)             .23               .31           --          (.46)
         1998                               14.71     .10(I)            4.99              5.09           --         (1.85)
         1997(J)                            13.30     .07(I)            1.94              2.01         (.12)         (.48)

BALANCED TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                           $   10.98   $ .22(K)       $   (1.59)       $    (1.37)      $ (.16)      $  (.07)
         2002                               11.64     .19(K),(L)         .03(L)            .22         (.19)         (.69)
     Period Ended Mar. 31,
         2001(M)                            11.58    N.M.(K)             .06               .06           --            --
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                           $   10.96   $ .20(N)       $   (1.58)       $    (1.38)      $ (.14)      $  (.07)
         2002                               11.64     .17(N),(O)         .01(O)            .18         (.17)         (.69)
     Period Ended Mar. 31,
         2001(M)                            11.58    N.M.(N)             .06               .06           --            --

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                           $   12.16   $ .05(P)       $   (2.85)       $    (2.80)     $    --       $    --
         2002                                9.30    (.02)(P)           2.88              2.86           --            --
         2001                                7.59     .02(P)            1.69              1.71           --            --
         2000                                7.88     .07(P)            (.05)              .02           --          (.31)
         1999(Q)                             9.92     .05(P)           (2.09)            (2.04)          --            --

                                           DISTRIBUTIONS                         RATIOS/SUPPLEMENTAL DATA
                                          --------------                ------------------------------------------
                                                                                                          NET
                                                           NET ASSET                 EXPENSES         INVESTMENT
                                                             VALUE,                 TO AVERAGE       INCOME/(LOSS)
                                               TOTAL        END OF      TOTAL           NET           TO AVERAGE
                                           DISTRIBUTIONS     YEAR       RETURN        ASSETS          NET ASSETS
------------------------------------------------------------------------------------------------------------------
VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                             $           --   $   42.21     (17.43)%      .72%(B)           .64%
         2002                                       (.26)      51.12      (8.95)%      .70%(B)           .45%
         2001                                     (14.47)      56.38      (9.09)%      .71%(B)           .54%
         2000                                      (2.46)      77.52       7.80%       .69%              .37%
         1999                                      (1.41)      74.49      51.33%       .72%              .56%
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                             $           --   $   41.95     (17.70)%     1.07%(C)           .27%
         2002                                       (.26)      50.97      (9.20)%     1.01%(C)           .14%
     Period Ended Mar. 31,
         2001(D)                                      --       56.38       3.51%(E)    .93%(C),(F)      (.44)(F)

SPECIAL INVESTMENT TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                             $        (1.20)  $   32.47     (13.91)%      .78%              .11%
         2002                                      (1.00)      39.05      16.69%       .76%              .04%
         2001                                      (1.52)      34.35     (16.86)%      .75%              .11%
         2000                                      (8.04)      42.91      29.85%       .75%             (.18)%
         1999                                      (2.66)      40.51      18.01%       .78%              .08%

AMERICAN LEADING COMPANIES TRUST
   -- INSTITUTIONAL CLASS
     Year Ended Mar. 31,
         2003                             $           --   $   14.83     (18.83)%      .87%             1.02%
     Period Ended Mar. 31,
         2002(G)                                      --       18.27      (4.25)(E)    .87%(F)           .62%(F)
     Years Ended Mar. 31,
         1999(H)                                    (.46)      17.80       1.84%(E)    .94%(F),(I)       .65%(F),(I)
         1998                                      (1.85)      17.95      36.68%       .93%(I)           .74%(I)
         1997(J)                                    (.60)      14.71      15.16%(E)    .86%(F),(I)       .98%(F),(I)

BALANCED TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                             $         (.23)  $    9.38     (12.58)%     1.10%(K)          2.14%(K)
         2002                                       (.88)      10.98       1.68%      1.10%(K)          1.79%(K),(L)
     Period Ended Mar. 31,
         2001(M)                                      --       11.64        .52%(E)   1.10%(F),(K)       .52%(F),(K)
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                             $         (.21)  $    9.37     (12.72)%     1.35%(N)          1.88%(N)
         2002                                       (.86)      10.96       1.35%      1.35%(N)          1.55%(N),(O)
     Period Ended Mar. 31,
         2001(M)                                      --       11.64        .52%(E)   1.35%(F),(N)       .27%(F),(N)

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                             $           --   $    9.36     (23.03)%     1.00%(P)           .50%(P)
         2002                                         --       12.16      30.75%      1.00%(P)           .18%(P)
         2001                                         --        9.30      22.53%      1.00%(P)           .82%(P)
         2000                                       (.31)       7.59       (.15)%     1.00%(P)           .44%(P)
         1999(Q)                                      --        7.88     (20.56)(E)    .09%(F),(P)       .71%(F),(P)

                                           RATIOS/SUPPLEMENTAL DATA
                                        -----------------------------
                                                         NET ASSETS,
                                         PORTFOLIO         END OF
                                         TURNOVER           YEAR
                                           RATE        (IN THOUSANDS)
---------------------------------------------------------------------
VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                               25.0%      $    1,434,110
         2002                               24.4%           1,762,276
         2001                               27.0%           1,658,522
         2000                               19.7%           1,210,632
         1999                               19.3%             814,403
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                               25.0%      $      227,189
         2002                               24.4%             157,964
     Period Ended Mar. 31,
         2001(D)                            27.0%(F)          171,427

SPECIAL INVESTMENT TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                               18.5%      $       90,532
         2002                               36.6%             103,741
         2001                               36.7%              99,958
         2000                               29.3%             122,078
         1999                               47.8%              71,492

AMERICAN LEADING COMPANIES TRUST
   -- INSTITUTIONAL CLASS
     Year Ended Mar. 31,
         2003                               19.0%      $        8,729
     Period Ended Mar. 31,
         2002(G)                            22.7%(F)            9,649
     Years Ended Mar. 31,
         1999(H)                            47.6%(F)               --
         1998                               51.4%                  82
         1997(J)                            55.7%(F)               55

BALANCED TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                               29.5%      $          341
         2002                               55.4%                 391
      Period Ended Mar. 31,
         2001(M)                            58.4%(F)              325
   -- FINANCIAL INTERMEDIARY CLASS
     Years Ended Mar. 31,
         2003                               29.5%      $       20,182
         2002                               55.4%              26,463
     Period Ended Mar. 31,
         2001(M)                            58.4%(F)           30,976

U.S. SMALL-CAPITALIZATION VALUE TRUST
   -- INSTITUTIONAL CLASS
     Years Ended Mar. 31,
         2003                               61.0%      $        5,589
         2002                               32.1%               5,529
         2001                               60.7%                 711
         2000                               66.2%                  31
         1999(Q)                            29.5%(F)               40

(A)  Computed using average shares outstanding.
(B) Interest expense incurred with respect to the borrowings from a line of credit used for temporary purposes did not affect the expense ratio, which, excluding interest expense, was 0.72% for the year ended March 31, 2003, 0.70% for the year ended March 31, 2002, and 0.71% for the year ended March 31, 2001.
(C) Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.07% for the year ended March 31, 2003, 1.01% for the year ended March 31, 2002, and 0.93% for the year ended March 31, 2001.
(D)  For the period March 23, 2001 (commencement of operations) to March 31,
     2001.
(E)  Not annualized.
(F)  Annualized.
(G) For the period from June 14, 2001 (re-commencement of operations) to March 31, 2002.
(H) American Leading Companies Institutional Class (formerly known as Navigator Class) shares were redeemed on December 3, 1998, and information is for the period then ended.
(I) Net of fees waived by the adviser pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the period ended December 3, 1998, 0.95%; for the year ended March 31, 1998, 0.98%; and for the period ended March 31, 1997, 0.97%.
(J) For the period from October 4, 1996 (commencement of operations) to March 31, 1997.
(K) Net of fees waived by the adviser pursuant to a voluntary expense limitation of 1.10% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 1.17%; 2002, 1.21%; and for the period ended March 31, 2001, 1.16%.
(L) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.71% to 1.79%. Per share data and ratios for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
(M)  For the period March 16, 2001 (commencement of operations) to March 31,
     2001.
(N) Net of fees waived by the adviser pursuant to a voluntary expense limitation of 1.35% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 1.46%; 2002, 1.48%; and for the period ended March 31, 2001, 1.45%.
(O) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 1.47% to 1.55%. Per share data and ratios for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.
(P) Net of fees waived by the adviser pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 1.05%; 2002, 1.20%; 2001, 1.43%; and 2000, 1.36%; and for the period ended
     March 31, 1999, 1.28%.
(Q)  For the period June 19, 1998 (commencement of operations) to March 31,
     1999.

N.M. - Not meaningful.

LEGG MASON EQUITY FUNDS

The following additional information about the funds is available upon request and without charge:


STATEMENT OF ADDITIONAL INFORMATION (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:


   -  call toll-free 1-888-425-6432
   -  visit us on the Internet via www.lminstitutionalfunds.com
   -  write to us at: Legg Mason Institutional Funds
                      P.O. Box 17635
                      Baltimore, MD  21297-1635

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   SEC File Numbers 811-3380: 811-4451: 811-7692

                             LEGG MASON EQUITY FUNDS

LEGG MASON VALUE TRUST, INC.
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON INVESTORS TRUST, INC.:
     Legg Mason American Leading Companies Trust
     Legg Mason Balanced Trust
     Legg Mason U.S. Small-Capitalization Value Trust
     Legg Mason Financial Services Fund


        PRIMARY CLASS SHARES, CLASS A SHARES, INSTITUTIONAL CLASS SHARES
                                       and


                       FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus for Primary Class and Class A shares (dated August 1, 2003) or the Prospectus for Institutional Class and Financial Intermediary Class shares (dated August 1, 2003) of Value Trust, Special Investment Trust, American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund, which have been filed with the Securities and Exchange Commission ("SEC"). The funds' financial statements and the reports of their independent auditors are incorporated by reference into (and are therefore legally part of) this Statement of Additional Information from the funds' annual reports to shareholders. A copy of either of the Prospectuses or the annual reports may be obtained without charge from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.


                             Legg Mason Wood Walker,
                                  Incorporated



                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS


                                                                               Page
DESCRIPTION OF THE FUNDS                                                          1
FUND POLICIES                                                                     1
INVESTMENT STRATEGIES AND RISKS                                                   4
ADDITIONAL TAX INFORMATION                                                       28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                   31
VALUATION OF FUND SHARES                                                         34
PERFORMANCE INFORMATION                                                          34
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS AND CLASS A SHARES                  44
MANAGEMENT OF THE FUNDS                                                          45
THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR                              54
PORTFOLIO TRANSACTIONS AND BROKERAGE                                             58
THE FUNDS' DISTRIBUTOR                                                           61
CAPITAL STOCK INFORMATION                                                        65
THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT           66
THE CORPORATIONS' LEGAL COUNSEL                                                  66
THE CORPORATIONS' INDEPENDENT AUDITORS                                           66
FINANCIAL STATEMENTS                                                             66
RATINGS OF SECURITIES                                                           A-1
PROXY VOTING POLICIES                                                           B-1



     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS


     Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and Legg Mason Investors Trust, Inc. ("Investors Trust"), each a separate corporation ("Corporation"), are diversified open-end management investment companies that were incorporated in Maryland on January 20, 1982, October 31, 1985 and May 5, 1993, respectively. Legg Mason American Leading Companies Trust ("American Leading Companies"), Legg Mason Balanced Trust ("Balanced Trust"), Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value Trust") and Legg Mason Financial Services Fund ("Financial Services Fund") are separate series of Investors Trust.


                                  FUND POLICIES

     The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectuses.

     Value Trust's investment objective is to seek long-term growth of capital. Special Investment Trust's investment objective is to seek capital appreciation. American Leading Companies' investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. Balanced Trust's investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Small-Cap Value Trust's investment objective is to seek long-term capital appreciation. Financial Services Fund's investment objective is to seek long-term growth of capital. The investment objective of each fund is non-fundamental and may be changed by each fund's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.


     Each fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.


     Value Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value Trust each may not:

1. Borrow money, except (1) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

     Financial Services Fund may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

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7.   Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry other than the financial services industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

     The foregoing fundamental investment limitations may be changed with respect to a fund by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

     Although not a part of each fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

     Each fund is diversified under the 1940 Act. Although not a part of each fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Each fund may only change to non-diversified status with the affirmative vote of the fund's shareholders.

     For purposes of the diversification requirement described above, Financial Services Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by the fund in collateralized mortgage obligations that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies described below under "Investment Strategies and Risks--Investment Companies".

     The following are some of the non-fundamental investment limitations that each fund currently observes:

1. Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2.   Each fund may invest up to 15% of its net assets in illiquid securities.

3. Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. Each fund may not purchase securities on margin, except that (1) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

     In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indices and options on interest rate and currency futures contracts, provided, however, that the fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

     Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectuses or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a fund, or in the number of securities an issuer has outstanding will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.


     Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval.


     American Leading Companies intends to, under normal circumstances, invest at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States.

     Small-Cap Value Trust intends to, under normal circumstances, invest at least 80% of its net assets in equity securities of domestic small-capitalization value companies.

     Financial Services Fund intends to, under normal circumstances, invest at least 80% of its net assets in equity securities of issuers in the financial services industry.

     Each of American Leading Companies, Small-Cap Value Trust and Financial Services Fund may not change its policy to invest at least 80% of its net assets in the type of securities suggested by its name unless it provides shareholders with at least 60 days' written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.


                         INVESTMENT STRATEGIES AND RISKS

THE FOLLOWING INFORMATION APPLIES TO ALL OF THE FUNDS UNLESS OTHERWISE
INDICATED:

     This section supplements the information in the Prospectuses concerning the investments the funds may make and the techniques they may use. Each fund, unless otherwise stated, may employ several investment strategies, including:


FOREIGN SECURITIES


     Each fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

     The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return can be earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in liability to the purchaser.

     Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since each fund may hold foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each fund's shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.


     In addition to purchasing foreign securities, each fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depositary Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of the underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.


     Although not a fundamental policy subject to shareholder vote, Legg Mason Funds Management, Inc. ("LMFM"), currently anticipates that Value Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Barrett Associates, Inc. ("Barrett") currently anticipates that Financial Services Fund will not invest more than 25% of its total assets in foreign securities, not including investments through ADRs. Bartlett & Co. ("Bartlett") currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs. Small-Cap Value Trust does not currently intend to invest in foreign securities.

     Each fund (except Small-Cap Value Trust) may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

     Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

     To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

     Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

     Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

     Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

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ILLIQUID AND RESTRICTED INVESTMENTS


     Each fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below), and restricted investments other than those the adviser to a fund has determined are liquid pursuant to guidelines established by the fund's Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

     Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

     SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to a fund, acting pursuant to guidelines established by the fund's Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in a fund's portfolio may adversely affect the fund's liquidity.

     The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


DEBT SECURITIES


     Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a fund, the fund's adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

     The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

     Generally, debt securities rated below BBB by Standard & Poor's ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. If an investment grade security purchased by Value Trust, Special Investment Trust or Financial Services Fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

     Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are commonly referred to as "junk bonds."

     The market for lower-rated debt securities has expanded rapidly in recent years. This growth paralleled a long economic expansion. In recent times, however, the prices of many lower-rated debt securities has declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience or are experiencing financial difficulties. At such times, the yields on lower-rated debt securities may rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default.

     The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

     In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each fund's adviser to determine, to the extent possible, that the planned investment is sound.

     If an investment grade security purchased by a fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

     Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

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     Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody's; however, the fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the fund.

     Financial Services Fund may invest in securities that are in lower rating categories or are unrated if its adviser determines that the securities provide the opportunity of meeting the fund's objective without presenting excessive risk. The adviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the fund's adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.


PREFERRED STOCK


     Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.


CONVERTIBLE SECURITIES

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.


     The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

     Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by the fund's adviser to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very

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moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


WHEN-ISSUED SECURITIES


     Each fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on a fund.

     American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

     When a fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities in an amount at least equal in value to that fund's commitments to purchase when-issued securities.

     A fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.


INDEXED SECURITIES (ALL FUNDS EXCEPT FINANCIAL SERVICES FUND)


     Indexed securities are securities whose prices are indexed to the prices of securities indices, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Indexed Securities"). A fund will only purchase indexed securities of issuers which its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund's investment allocations, depending on the individual characteristics of the securities. Each fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument or index and, in that respect, have a leverage-like effect on a fund.


SENIOR SECURITIES


     The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the borrowing is made is not deemed to be an issuance of a senior security.


     There are various investment techniques that may give rise to an obligation of a fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements. The funds are permitted to engage in these techniques.

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THE FOLLOWING INFORMATION APPLIES TO SPECIAL INVESTMENT TRUST, SMALL-CAP VALUE
TRUST AND FINANCIAL SERVICES FUND:


SMALL AND MID-SIZED COMPANY STOCKS


     The advisers for Special Investment Trust, Small-Cap Value Trust and Financial Services Fund believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Each fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

     It is anticipated that some of the portfolio securities of Special Investment Trust, Small-Cap Value Trust or Financial Services Fund may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, each fund will not invest more than 15% of their respective net assets in illiquid securities.

     Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of small companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

THE FOLLOWING INFORMATION APPLIES TO BALANCED TRUST AND FINANCIAL SERVICES FUND (UNLESS OTHERWISE INDICATED):


MORTGAGE-RELATED SECURITIES


     Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

     Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by Ginnie Mae ("GNMA") formerly Government National Mortgage Association, are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

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     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the fund's adviser determines that the securities are an appropriate investment for the fund.

     Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a fund, the fund could experience both delays in liquidating its position and losses. Each fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

     Each fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, each fund's adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to a fund investing in such securities.

     The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by a fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

     Government-related organizations, which issue mortgage-related securities, include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.


     In determining the dollar-weighted average maturity of the fixed-income portion of the portfolio, Bartlett, investment adviser to Balanced Trust, will follow industry practice in assigning an average life to the mortgage-related securities of the fund unless the interest rate on the mortgages underlying such securities is such that Bartlett believes a different prepayment rate is likely. For example, where a GNMA security has a high interest rate relative to the market, that GNMA security is likely to have a shorter overall maturity than a GNMA security with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for the fund's mortgage-related securities as a result of fluctuations in market interest rates and other factors.


     Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.


U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES


     U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

     A fund may invest in U.S. Government obligations and related participation interests. In addition, a fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws.

     U.S. Government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. A fund will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL LEASE OBLIGATIONS (BALANCED TRUST ONLY)


     The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro-rata interest in the total amount of the obligation.

     Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

     In determining the liquidity of a municipal lease obligation, the fund's adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the fund's adviser determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

     THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, SPECIAL INVESTMENT TRUST, BALANCED TRUST AND SMALL-CAP VALUE TRUST. (SMALL-CAP VALUE TRUST DOES NOT CURRENTLY INTEND TO INVEST IN FUTURES AND OPTIONS.) AS NOTED BELOW, FINANCIAL SERVICES FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS.


OPTIONS, FUTURES AND OTHER STRATEGIES

     GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund's foreign currency exposure (including exposure to the euro) as well as other risks of a fund's investments that can affect its net asset value. A fund's adviser may determine not to hedge particular risks, and a fund may be completely unhedged at any point in time. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

     Generally, each fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency and euro derivatives. However, a fund will only invest in foreign currency derivatives in connection with the fund's investment in securities denominated in that currency.


     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

     In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectuses or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

     SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.


     (4) As described below, a fund might be required to maintain segregated] assets as "cover" or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

     (5) A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.


     COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

     Each fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

     RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of a fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.


                                    * * * * *

     To the extent that a fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange, in each case in which such transactions are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


     Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each fund, including Financial Services Fund, may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


     Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Each fund will deal only with banks, broker-dealers or other financial institutions that the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

     Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

     COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     TURNOVER. Each fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing or the restriction on senior securities. Each fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."

THE FOLLOWING INFORMATION APPLIES TO ALL FUNDS UNLESS OTHERWISE INDICATED:


REPURCHASE AGREEMENTS


     When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by each fund's adviser to present minimal risk of default during the term of the agreement.

     Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, each fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.


     When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

     In determining its status as a diversified fund, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

SECURITIES LENDING


     Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each fund except Financial Services Fund presently does not intend to lend more than 5% of its portfolio securities at any given time. For Financial Services Fund, no loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of the fund's total assets.


MUNICIPAL OBLIGATIONS


     Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. A fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Private activity bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.


ZERO COUPON AND PAY-IN-KIND BONDS (ALL FUNDS EXCEPT FINANCIAL SERVICES FUND)


     Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A fund may invest no more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.


DIRECT INVESTMENT IN MORTGAGES


     Mortgage-related securities include investments made directly in mortgages secured by real estate. When a fund makes a direct investment in mortgages, the fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. A fund will invest in such mortgages only if its adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the fund. Investments in whole loans may be illiquid. Whole loans also may present a greater risk of prepayment because the mortgages so acquired are not diversified as are interests in larger pools.


FLOATING AND VARIABLE RATE OBLIGATIONS


     Fixed-income securities may be offered in the form of floating and variable rate obligations. A fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

     A fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

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INVESTMENT COMPANIES


     The funds are permitted to invest in other investment companies. Each fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company.

     Investment in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities. In addition, the total return on investments in investment companies will be reduced by their operating expenses and fees, including advisory fees, which may be duplicative. A fund will invest in investment companies, when, in its adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charges and the other fund's operating expenses.

THE FOLLOWING INFORMATION APPLIES TO FINANCIAL SERVICES FUND ONLY:


SECURITIES IN THE FINANCIAL SERVICES INDUSTRY


     Other than the financial services industry, the fund will not invest more than 25% of its total assets in a particular industry. Because of concentration, Financial Services Fund may be especially subject to risks affecting the financial services sector.

     Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.

     The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, Congress recently repealed the federal laws generally separating commercial and investment banking, and the services offered by banks are likely to expand. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks. In addition, certain industry members have been subject to regulatory and criminal actions due to undue influence of one part of their business on another, such as claims that investment banking concerns have influenced their securities research and recommendations.

     Banks, savings and loan associations and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

     Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

     Insurance companies are likewise subject to substantial governmental regulation, predominately at the state level, and may be subject to severe price competition. The performance of the fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

     Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations such as proposals to screen financial analysts from investment banking within financial conglomerates, pricing pressure, the availability of funds to borrow and interest rates.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that might apply to them.


GENERAL


     For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


DIVIDENDS AND OTHER DISTRIBUTIONS AND REDEMPTION OF SHARES


     Dividends and other distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2008 and (2) the dividends-received deduction allowed to corporations. The eligible portion for any fund for purposes of the 15% rate may not exceed the aggregate dividends it receives from domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. A fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares were purchased shortly before the record date for any dividend or other distribution, the investor would pay full price for the shares and receive some portion of the price back as a taxable distribution.



     Distributions any fund makes of net capital gain it recognizes on sales and exchanges of capital assets on or after May 6, 2003 will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption during that period of his or her fund shares held for more than one year will qualify for that maximum rate.

FOREIGN SECURITIES

     FOREIGN TAXES. Dividends and interest a fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     FOREIGN CURRENCIES. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.


OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS


     The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.


     Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of its taxable year, other than contracts with respect to which the fund has made a "mixed straddle election," must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on such deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


     When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.


     Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and certain "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.


OTHER


     If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES


     Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Each fund offers two classes of shares -- Primary Class shares and Institutional Class shares. Value Trust, Special Investment Trust, American Leading Companies Trust and Balanced Trust also offer

Financial Intermediary Class shares and Financial Services Fund offers Class A shares. Other classes of shares may be offered in the future. Primary Class and Class A shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Institutional Class shares are available only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Institutional Class of a fund as of the opening of regular trading on the New York Stock Exchange ("Exchange") on July 25, 2001 may continue to buy Institutional Class shares of that fund. Institutional Class shares are also offered to the Legg Mason Core4College 529 Plan, a college savings plan. And Institutional Class shares are offered to Institutional Clients of Legg Mason Trust, fsb for which it exercises discretionary investment or management responsibility and accounts of the customers with such Institutional Clients ("Customers"). Many of the parameters governing Customers' investments will be established by their institutions. Financial Intermediary Class shares are available only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 may continue to buy Financial Intermediary Class shares of that fund. Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Class and Class A shares are available to all other investors.

     If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

FUTURE FIRST(R) SYSTEMATIC INVESTMENT PLAN AND TRANSFER OF FUNDS FROM FINANCIAL INSTITUTIONS

     If you invest in Primary Class or Class A shares, the Prospectus for those shares explains that you may buy additional shares through the Future First(R) Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Class or Class A shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your Legg Mason brokerage account ("Brokerage Account") or from your checking/savings account to be used to buy additional shares. Legg Mason will send an account statement quarterly. The transfer also will be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First(R) Systematic Investment Plan at any time without charge or penalty.

     You may also buy additional Primary Class and Class A shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly from your checking/savings account for investment in Primary Class or Class A shares of a fund.

SYSTEMATIC WITHDRAWAL PLAN

     All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan ("Plan"). Any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis, except for individual retirement accounts ("IRAs") and Coverdell Education Savings Accounts ("Coverdell ESAs"), which are not subject to that minimum balance requirement. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Except for IRAs and Coverdell ESAs, there are three ways to receive payment of proceeds of redemptions made through the Plan: (1) Credit to brokerage account - fund shares will be redeemed on the first business day of each month and the proceeds will be credited to the brokerage account on the third business day; (2) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Credit to a brokerage account is the only option available to IRAs and Coverdell ESAs. Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

     Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.


     Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First(R) Systematic Investment Plan.


OTHER INFORMATION REGARDING REDEMPTION

     Each fund reserves the right to modify or terminate the wire, telephone or Internet redemption services described in the Prospectuses and this SAI at any time.

     The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.





     Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.


     Class A shares that were purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more and are redeemed within one year of their purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% of the shares' net asset value at the time of purchase or redemption, whichever is less.

     Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from Legg Mason without receiving or paying for such other services.

REDEMPTION IN-KIND

     Each fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. Each fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of that fund's shareholders as a whole.


                            VALUATION OF FUND SHARES


     Net asset value of a fund's shares is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at current market value, or if a current market value is not available, are fair valued at amortized cost under procedures approved by each Corporation's Board of Directors. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined under procedures approved by each Corporation's Board of Directors. The funds may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, a fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by a fund will be subtracted from net assets of each class.


                             PERFORMANCE INFORMATION

     The following tables show the value, as of the end of each fiscal year (March 31), of a hypothetical investment of $10,000 made in each fund at commencement of operations of each class of fund shares. The tables assume that all dividends and other distributions are reinvested in each respective fund. They include the effect of all charges and fees applicable to the respective class of shares the fund has paid. (There are no fees for investing or reinvesting in the funds imposed by the funds except for any applicable sales charges on the purchase of Class A shares, and there are no redemption fees or other charges other than those described above for Class A shares.) They do not include the effect of any tax that an investor would have to pay on distribution or redemption. Performance data is only historical, and is not intended to indicate any fund's future performance.




VALUE TRUST:

Primary Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1983*               $   16,160                 $    241        $    16,401
     1984                    18,870                      555             19,425
     1985                    23,583                    1,100             24,683
     1986                    32,556                    1,954             34,510
     1987                    35,503                    2,421             37,924
     1988                    32,268                    2,461             34,729

                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1989                    37,650                    3,459             41,109
     1990                    39,891                    4,399             44,290
     1991                    37,701                    5,313             43,014
     1992                    44,210                    7,204             51,414
     1993                    50,184                    8,819             59,003
     1994                    52,789                    9,548             62,337
     1995                    57,817                   10,610             68,427
     1996                    82,356                   14,870             97,226
     1997                   110,379                   19,502            129,881
     1998                   172,493                   29,268            201,761
     1999                   259,794                   42,708            302,502
     2000                   278,915                   43,976            322,891
     2001                   259,242                   31,396            290,638
     2002                   233,901                   28,182            262,083
     2003                   191,127                   23,028            214,155


* April 16, 1982 (commencement of operations) to March 31, 1983.




Institutional Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1995*               $   10,805                 $      6        $    10,811
     1996                    15,249                      268             15,517
     1997                    20,323                      619             20,942
     1998                    31,713                    1,146             32,859
     1999                    48,038                    1,688             49,726
     2000                    51,846                    1,757             53,603
     2001                    47,452                    1,278             48,730
     2002                    43,210                    1,158             44,368
     2003                    35,678                      957             36,635


* December 1, 1994 (commencement of operations) to March 31, 1995.

Financial Intermediary Class Shares



                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
     2001*               $   10,351                 $      0        $    10,351
     2002                     9,398                        0              9,398
     2003                     7,735                        0              7,735



* March 23, 2001 (commencement of operations) to March 31, 2001.

     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $78,820 and the investor would have received a total of $61,909 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $22,500, and the investor would have received a total of $13,227 in distributions. With respect to Financial Intermediary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $7,701 and the investor would have received a total of $48 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.


SPECIAL INVESTMENT TRUST:

Primary Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1986*               $   11,530                        -        $    11,530
     1987                    13,051                 $     23             13,074
     1988                    11,107                      113             11,220
     1989                    12,982                      144             13,126
     1990                    14,890                      253             15,143
     1991                    17,777                      615             18,392
     1992                    21,249                      905             22,154
     1993                    23,528                      953             24,481
     1994                    28,511                    1,197             29,708
     1995                    26,707                    1,108             27,815
     1996                    34,291                    1,442             35,733
     1997                    38,345                    1,526             39,871
     1998                    54,898                    2,070             56,968
     1999                    64,288                    2,230             66,518
     2000                    83,259                    2,315             85,574

                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     2001                    68,565                    1,829             70,394
     2002                    79,235                    2,053             81,288
     2003                    67,542                    1,683             69,225


* December 30, 1985 (commencement of operations) to March 31, 1986.

Institutional Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1995*               $   10,581                        -        $    10,581
     1996                    13,618                 $    121             13,739
     1997                    15,369                      130             15,499
     1998                    22,205                      179             22,384
     1999                    26,221                      195             26,416
     2000                    34,095                      207             34,302
     2001                    28,353                      166             28,519
     2002                    33,091                      188             33,279
     2003                    28,494                      157             28,651


* December 1, 1994 (commencement of operations) to March 31, 1995.


     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $29,280 and the investor would have received a total of $22,405 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $17,153 and the investor would have received a total of $9,493 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.


AMERICAN LEADING COMPANIES:

Primary Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1994*               $    9,690                 $     24        $     9,714
     1995                    10,180                      140             10,320
     1996                    12,230                      283             12,513

                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1997                    15,242                      366             15,608
     1998                    20,658                      442             21,100
     1999                    24,713                      506             25,219
     2000                    23,077                      465             23,542
     2001                    22,700                      454             23,154
     2002                    22,514                      450             22,964
     2003                    18,055                      361             18,416


* September 1, 1993 (commencement of operations) to March 31, 1994.

Institutional Class Shares *

                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     2002 **             $    9,575                 $      0        $     9,575
     2003                     7,773                        0              7,773


* Institutional Class shares were held by investors during the period October 4, 1996 to December 3, 1998. On June 14, 2001, the Institutional Class re-commenced operations following the merger of Legg Mason Total Return Trust into the fund.

**   June 14, 2001 (re-commencement of operations) to March 31, 2002.






     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003, would have been $14,540 and the investor would have received a total of $3,760 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $7,773 and the investor would have received a total of $0 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.





BALANCED TRUST:

Primary Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1997*               $   10,160                 $     42        $    10,202
     1998                    12,749                      289             13,038
     1999                    12,214                      473             12,687
     2000                    12,439                      823             13,262

                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     2001                    11,867                      906             12,773
     2002                    11,908                      979             12,887
     2003                    10,235                      951             11,186


* October 1, 1996 (commencement of operations) to March 31, 1997.


Institutional Class Shares



                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
     2001*               $   10,052                       --        $    10,052
     2002                    10,054                      167             10,221
     2003                     8,647                      288             8,935



* March 16, 2001 (commencement of operations) to March 31, 2001.

Financial Intermediary Class Shares



                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
     2001*               $   10,052                       --        $    10,052
     2002                    10,036                      152             10,188
     2003                     8,639                      253              8,892



* March 16, 2001 (commencement of operations) to March 31, 2001.

     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $9,360 and the investor would have received a total of $2,065 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $8,100 and the investor would have received a total of $955 in distributions. With respect to Financial Intermediary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $8,092 and the investor would have received a total of $921 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.

SMALL-CAP VALUE TRUST:

Primary Class Shares


                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1999*               $    7,810                       --        $     7,810
     2000                     7,727                       --              7,727
     2001                     9,387                       --              9,387
     2002                    12,167                       --             12,167
     2003                     9,262                       --              9,262


* June 15, 1998 (commencement of operations) to March 31, 1999.


Institutional Class Shares



                   VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                     PLUS SHARES OBTAINED        ACQUIRED THROUGH
                     THROUGH REINVESTMENT         REINVESTMENT OF
   FISCAL YEAR   OF CAPITAL GAIN DISTRIBUTIONS   INCOME DIVIDENDS   TOTAL VALUE
-------------------------------------------------------------------------------
     1999*               $    7,944                       --        $     7,944
     2000                     7,932                       --              7,932
     2001                     9,719                       --              9,719
     2002                    12,708                       --             12,708
     2003                     9,782                       --              9,782



* June 19, 1998 (commencement of operations) to March 31, 1999.

     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $8,930 and the investor would have received a total of $309 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $9,435 and the investor would have received a total of $311 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.


FINANCIAL SERVICES FUND:

Primary Class Shares


                      VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                        PLUS SHARES OBTAINED        ACQUIRED THROUGH
                       THROUGH REINVESTMENT OF       REINVESTMENT OF
   FISCAL YEAR       CAPITAL GAIN DISTRIBUTIONS     INCOME DIVIDENDS    TOTAL VALUE
-----------------------------------------------------------------------------------
 December 31, 1998*          $   10,570                   --            $    10,570
 December 31, 1999                9,410                   --                  9,410

                      VALUE OF ORIGINAL SHARES       VALUE OF SHARES
                        PLUS SHARES OBTAINED        ACQUIRED THROUGH
                       THROUGH REINVESTMENT OF       REINVESTMENT OF
   FISCAL YEAR       CAPITAL GAIN DISTRIBUTIONS     INCOME DIVIDENDS    TOTAL VALUE
-----------------------------------------------------------------------------------
 March 31, 2000**              9,180                      --                  9,180
 March 31, 2001               11,020                      --                 11,020
 March 31, 2002               12,510                      --                 12,510
 March 31, 2003               11,200                      --                 11,200



*    November 16, 1998 (commencement of operations) to December 31, 1998.

** For the period January 1, 2000 to March 31, 2000. Effective January 1, 2000, the fiscal year-end for Financial Services Fund changed from December 31 to March 31.





Class A Shares


                       VALUE OF ORIGINAL SHARES      VALUE OF SHARES
                         PLUS SHARES OBTAINED       ACQUIRED THROUGH
                         THROUGH REINVESTMENT        REINVESTMENT OF
   FISCAL YEAR       OF CAPITAL GAIN DISTRIBUTIONS  INCOME DIVIDENDS   TOTAL VALUE
-----------------------------------------------------------------------------------
 December 31, 1998*          $   10,077                   --            $    10,077
 December 31, 1999                9,039                   --                  9,039
 March 31, 2000**                 8,839                   --                  8,839
 March 31, 2001                  10,687                   --                 10,687
 March 31, 2002                  12,230                   --                 12,230
 March 31, 2003                  11,030                   --                 11,030



*    November 16, 1998 (commencement of operations) to December 31, 1998.


** For the period January 1, 2000 to March 31, 2000. Effective January 1, 2000, the fiscal year-end for Financial Services Fund changed from December 31 to March 31.


     With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $11,200 and the investor would have received a total of $0 in distributions. With respect to Class A shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 2003 would have been $11,030 and the investor would have received a total of $0 in distributions. If the adviser had not waived certain fees during certain of these time periods, returns would have been lower.






TOTAL RETURN CALCULATIONS

     Average annual total return quotes used in a fund's advertising and other promotional materials ("Performance Advertisements") are calculated separately for each class according to the following formulas:

BEFORE-TAX

        P(1+T)(TO THE POWER OF n)   =  ERV

where:  P                           =  a hypothetical initial payment of $1,000
        T                           =  average annual total return
        n                           =  number of years
        ERV                         =  ending redeemable value of a hypothetical
                                       $1,000 payment made at the beginning of
                                       the 1-, 5-, and 10-year periods at the
                                       end of the 1-, 5- and 10-year periods (or fractional portion thereof).

AFTER-TAX

PRE-LIQUIDATION RETURN (average annual total return after taxes on distributions):

        P(1+T)(TO THE POWER OF n)   =  ATV (SUB D)

where:  P                           =  a hypothetical initial payment of $1,000
        T                           =  average annual total return (after taxes
                                       on distributions)
        n                           =  number of years
        ATV TO THE BASE OF D        =  ending value of hypothetical $1,000
                                       payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or fractional portion thereof) after taxes on fund distributions but not after taxes on redemption.

POST-LIQUIDATION RETURN (average annual total return after taxes on distributions and on redemption)

        P(1+T) TO THE POWER OF n    =  ATV (SUB DR)

(Assumptions are the same, except that "DR" calculates the ending value after taxes on distributions and on redemption.)






     Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last business day of the most recent available quarter prior to submission of the Performance Advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact your Legg Mason Financial Advisor, Legg Mason Funds Investor Services, www.leggmasonfunds.com (Class A and Primary Class shares) or www.lminstitutionalfunds.com (Institutional and Financial Intermediary Class shares) for more current performance information. Total return, or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

OTHER INFORMATION FOR ALL FUNDS:

     From time to time a fund may compare the performance of a class of shares to the performance of individual stocks, other investment companies, groups of investment companies, various market indices, composites of market indices, or the features or performance of alternative investments, in advertisements, sales literature, and reports to shareholders. One such market index is the Standard & Poor's 500 Index ("S&P 500"), a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P

500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. A fund invests in many securities that are not included in the S&P 500. A fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions that are not indicative of the performance of a fund.

     From time to time, the total return of a fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

     A fund may also cite rankings and ratings, and compare the return of a class of shares with data published by Lipper Analytical Services, Inc. ("Lipper"), Wiesenberger Investment Company Services ("Wiesenberger"), Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. A fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

     A fund may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, fund shares are not insured, the value of fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.


     Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.


     In advertising, a fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Wiesenberger may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. A fund may use other recognized sources as they become available.

     A fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

     A fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

     A fund may also include in advertising biographical information on key investment and managerial personnel.

     A fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

     A fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $192 billion as of March 31, 2003.

     In advertising, a fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

     Lipper Inc., an independent rating service that measures the performance of most U.S. mutual funds, reported that Value Trust's total return of Primary Class shares ranked 11th among 488 Multi-cap value funds it measured during the one year ended May 31, 2003. For the five years ended May 31, 2003, Value Trust's total return ranked 46th among 248 Multi-cap value funds, and for the ten years ended May 31, 2003, Value Trust's total return ranked 1st among 86 Multi-cap value funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. Rankings may have been different if the adviser had not waived certain fees during the periods in question.


         TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS AND CLASS A SHARES


     Investors may invest in Primary Class or Class A shares of a fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to beneficiaries until the income is distributed to them (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your Legg Mason Financial Advisor or other entity offering the funds' shares for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNT - IRA

     TRADITIONAL IRA. Certain Primary Class and Class A shareholders who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age
59 1/2, when you may be in a lower tax bracket. Withdrawals made before age
59 1/2 are generally subject to a 10% penalty.

     ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be rolled over or converted to a Roth IRA; these rollover amounts and conversions are, however, subject to federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).



SIMPLIFIED EMPLOYEE PENSION PLAN - SEP


     Legg Mason makes available to corporate and other employers a SEP for investment in Primary Class or Class A shares of a fund.


SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

     An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% nonelective contribution.

COVERDELL EDUCATION SAVINGS ACCOUNT - COVERDELL ESA

     Although not technically for retirement savings, a Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

     For further information regarding any of the above accounts, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

WITHHOLDING

     Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified retirement plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUNDS


     Under applicable law, each Board of Directors is responsible for management of its respective Corporation and provides broad supervision over its affairs. Each Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Corporation's Board of Directors.

     The standing committees of each Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not interested persons of the Corporation, as defined in the 1940 Act, are members of all three Committees.

     The Audit Committee of each Board of Directors meets twice a year with each fund's independent auditors and officers to consider issues relating to the accounting principles used by the fund, the auditor's assessment of the adequacy of internal controls, the responsibilities and fees of the independent auditors, and other matters. The Nominating Committee of each Board of Directors meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on each Board of Directors, and to evaluate the performance of directors. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. During the last fiscal year, the Audit Committee of each Board of Directors met twice and the Nominating Committee of each Board met four times. The Independent Directors Committee of each Board of Directors, which was established in February 2003, considers matters related to fund operations and oversees issues related to the independent directors.

     The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.


                                             TERM OF         NUMBER OF
                                           OFFICE AND        FUNDS IN
                          POSITION(S)       LENGTH OF          FUND            OTHER
                           HELD WITH          TIME           COMPLEX        DIRECTORSHIPS            PRINCIPAL OCCUPATION(S)
     NAME AND AGE            FUNDS         SERVED (1)        OVERSEEN            HELD              DURING THE PAST FIVE YEARS
----------------------  ---------------  --------------  -----------------  -------------  ----------------------------------------
INDEPENDENT DIRECTORS:

Gilmore, Richard G.     Director         Value Trust     Director/                         Retired. Trustee of Pacor Settlement
Age 76                                   and Special     Trustee of all                    Trust, Inc. since 1990. Formerly:
                                         Investment      Legg Mason                        Director of CSS Industries, Inc.
                                         Trust since     funds                             (diversified holding company that makes
                                         1990;           consisting of                     seasonal decorative products); Senior
                                         Investors       22 portfolios.                    Vice President, Chief Financial Officer
                                         Trust since                                       and Director of PECO Energy Co., Inc.
                                         1993.                                             (now Exelon Corporation).

Lehman, Arnold L.       Director         Value Trust     Director/          None           Director of The Brooklyn Museum of Art
Age 59                                   since 1982;     Trustee of all                    since 1997. Formerly: Director of The
                                         Special         Legg Mason funds                  Baltimore Museum of Art (1979 - 1997).
                                         Investment      consisting of
                                         Trust since     22 portfolios.
                                         1985; and
                                         Investors
                                         Trust since
                                         1993.

Masters, Robin J.W.     Director         Since 2002      Director/          None           Retired. Director of The Family Learning
Age 47                                                   Trustee of all                    Centre (non-profit) since 1996; Director
                                                         Legg Mason funds                  of Bermuda SMARTRISK (non-profit) since
                                                         consisting of                     2001. Formerly: Chief Investment Officer
                                                         22 portfolios.                    of ACE Limited (insurance) (1995-2000).

                                             TERM OF         NUMBER OF
                                           OFFICE AND        FUNDS IN
                          POSITION(S)       LENGTH OF          FUND            OTHER
                           HELD WITH          TIME           COMPLEX        DIRECTORSHIPS            PRINCIPAL OCCUPATION(S)
     NAME AND AGE            FUNDS         SERVED (1)        OVERSEEN            HELD              DURING THE PAST FIVE YEARS
----------------------  ---------------  --------------  -----------------  -------------  ----------------------------------------
McGovern, Jill E.       Director         Value Trust     Director/          None           Chief Executive Officer of The Marrow
Age 58                                   and Special     Trustee of all                    Foundation since 1993. Formerly:
                                         Investment      Legg Mason                        Executive Director of the Baltimore
                                         Trust since     funds                             International Festival (1991 - 1993);
                                         1989; and       consisting of                     Senior Assistant to the President of The
                                         Investors       22 portfolios.                    Johns Hopkins University (1986-1990).
                                         Trust since
                                         1993.

Mehlman, Arthur S.      Director         Since 2002      Director/          None           Retired. Director of Maryland Business
Age 61                                                   Trustee of all                    Roundtable for Education (non-profit);
                                                         Legg Mason funds                  Director of University of Maryland
                                                         consisting of                     Foundation (non-profit); Director of
                                                         22 portfolios.                    University of Maryland College Park
                                                                                           Foundation (non-profit) since 1998.
                                                                                           Formerly: Partner, KPMG LLP
                                                                                           (international accounting firm)
                                                                                           (1972-2002).

O'Brien, G. Peter       Director         Value Trust,    Director/          Director of    Trustee of Colgate University and
Age 57                                   Special         Trustee of all     the Royce      President of Hill House, Inc.
                                         Investment      Legg Mason funds   Family of      (residential home care). Formerly:
                                         Trust and       consisting of      Funds          Managing Director, Equity Capital
                                         Investors       22 portfolios.     consisting of  Markets Group of Merrill Lynch & Co.
                                         Trust since                        17             (1971-1999).
                                         1999.                              portfolios;
                                                                            Director of
                                                                            Renaissance
                                                                            Capital
                                                                            Greenwich
                                                                            Funds.

Rowan, S. Ford          Director         Since 2002      Director/          None           Consultant, Rowan & Blewitt Inc.
Age 60                                                   Trustee of all                    (management consulting); Adjunct
                                                         Legg Mason funds                  Professor, George Washington University
                                                         consisting of                     since 2000; Director of Santa Fe
                                                         22 portfolios.                    Institute (scientific research
                                                                                           institute) since 1999 and Annapolis
                                                                                           Center for Science-Based Public Policy
                                                                                           since 1995.

INTERESTED DIRECTORS:

Curley Jr., John F.     Chairman and     Value Trust     Chairman and       None           Director and/or officer of various Legg
Age 64                  Director         since 1982;     Director/                         Mason affiliates. Formerly: Vice
                                         Special         Trustee of all                    Chairman and Director of Legg Mason,
                                         Investment      Legg Mason funds                  Inc. and Legg Mason Wood Walker,
                                         Trust since     consisting of                     Incorporated; Director of Legg Mason
                                         1985; and       22 portfolios.                    Fund Adviser, Inc. and Western Asset
                                         Investors                                         Management Company (each a registered
                                         Trust since                                       investment adviser).
                                         1993.

                                             TERM OF         NUMBER OF
                                           OFFICE AND        FUNDS IN
                          POSITION(S)       LENGTH OF          FUND            OTHER
                           HELD WITH          TIME           COMPLEX        DIRECTORSHIPS            PRINCIPAL OCCUPATION(S)
     NAME AND AGE            FUNDS         SERVED (1)        OVERSEEN            HELD              DURING THE PAST FIVE YEARS
----------------------  ---------------  --------------  -----------------  -------------  ----------------------------------------
Fetting, Mark R.        President        President       President and      Director of    Executive Vice President of Legg Mason,
Age 48                  and Director     since 2001;     Director of        the Royce      Inc., director and/or officer of various
                                         Director of     all Legg Mason     Family of      other Legg Mason affiliates since 2000.
                                         Value Trust     funds consisting   Funds          Formerly: Division President and Senior
                                         and Special     of 22 portfolios.  consisting of  Officer of Prudential Financial Group,
                                         Investment                         17             Inc. and related companies, including
                                         Trust since                        portfolios.    fund boards and consulting services to
                                         2001;                                             subsidiary companies from 1991 to 2000;
                                         Director of                                       Partner, Greenwich Associates; Vice
                                         Investors                                         President, T. Rowe Price Group, Inc.
                                         Trust since
                                         2002.

EXECUTIVE OFFICERS:

Duffy, Marc R.          Vice             Since 2000      Vice President     None           Vice President and Secretary of Legg
Age 45                  President                        and Secretary                     Mason Fund Adviser, Inc. since 2000;
                        and Secretary                    of all Legg                       Associate General Counsel of Legg Mason
                                                         Mason funds                       Wood Walker, Incorporated since 1999.
                                                         consisting of                     Formerly: Senior Associate, Kirkpatrick
                                                         22 portfolios.                    & Lockhart LLP (1996-1999); Senior
                                                                                           Counsel, Securities and Exchange
                                                                                           Commission, Division of Investment
                                                                                           Management (1989-1995).

Karpinski, Marie K.     Vice             Value Trust     Vice President     None           Vice President and Treasurer of Legg
Age 54                  President        and Special     and Treasurer                     Mason Fund Adviser, Inc. and Western
                        and Treasurer    Investment      of all Legg                       Asset Funds, Inc., Treasurer of Pacific
                                         Trust since     Mason funds                       American Income Shares, Inc. and Western
                                         1985;           consisting of                     Asset Premier Bond Fund.
                                         Investors       22 portfolios.
                                         Trust since
                                         1993.



     (1) Officers of each Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of each Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


          Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of each Corporation on the basis of their employment with each fund's investment adviser or its affiliated entities (including each fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities.

     The following table shows each director's ownership of shares of the funds and of all the Legg Mason funds served by the director as of December 31, 2002:



                                                                                      AGGREGATE DOLLAR
                                                                                    RANGE OF SHARES IN THE
                                                                                      LEGG MASON FUNDS
  NAME OF DIRECTORS            DOLLAR RANGE OF EQUITY SECURITIES IN:                 OWNED BY DIRECTORS
----------------------  --------------------------------------------------------  --------------------------
INDEPENDENT DIRECTORS:

Gilmore, Richard G.     Value Trust                          $50,001 - $100,000               Over $100,000
                        Special Investment Trust              $10,001 - $50,000
                        American Leading Companies            $10,001 - $50,000
                        Balanced Trust                             $1 - $10,000
                        Small-Cap Value Trust                 $10,001 - $50,000
                        Financial Services Fund               $10,001 - $50,000

Lehman, Arnold L.       Value Trust                                Over $100,000               Over $100,000
                        Special Investment Trust              $10,001 - $50,000
                        American Leading Companies                 $1 - $10,000
                        Balanced Trust                                     None
                        Small-Cap Value Trust                      $1 - $10,000
                        Financial Services Fund                            None

Masters, Robin J.W.     Value Trust                                        None                         None*
                        Special Investment Trust                           None
                        American Leading Companies                         None
                        Balanced Trust                                     None
                        Small-Cap Value Trust                              None
                        Financial Services Fund                            None

McGovern, Jill E.       Value Trust                               Over $100,000                Over $100,000
                        Special Investment Trust                  Over $100,000
                        American Leading Companies                 $1 - $10,000
                        Balanced Trust                                     None
                        Small-Cap Value Trust                              None
                        Financial Services Fund None

Mehlman, Arthur S.      Value Trust                           $10,001 - $50,000           $50,001 - $100,000
                        Special Investment Trust              $10,001 - $50,000
                        American Leading Companies                         None
                        Balanced Trust                                     None
                        Small-Cap Value Trust                              None
                        Financial Services Fund None

O'Brien, G. Peter       Value Trust                               Over $100,000                Over $100,000
                        Special Investment Trust                           None
                        American Leading Companies           $50,001 - $100,000
                        Balanced Trust                                     None
                        Small-Cap Value Trust                $50,001 - $100,000
                        Financial Services Fund               $10,001 - $50,000

Rowan, S. Ford          Value Trust                          $50,001 - $100,000                Over $100,000
                        Special Investment Trust             $50,001 - $100,000
                        American Leading Companies                 $1 - $10,000

                                                                                      AGGREGATE DOLLAR
                                                                                    RANGE OF SHARES IN THE
                                                                                      LEGG MASON FUNDS
  NAME OF DIRECTORS            DOLLAR RANGE OF EQUITY SECURITIES IN:                 OWNED BY DIRECTORS
----------------------  --------------------------------------------------------  --------------------------
                        Balanced Trust                                     None
                        Small-Cap Value Trust                 $10,001 - $50,000
                        Financial Services Fund                            None

INTERESTED DIRECTORS:

Curley, John F., Jr.    Value Trust                               Over $100,000                Over $100,000
                        Special Investment Trust                           None
                        American Leading Companies            $10,001 - $50,000
                        Balanced Trust                                     None
                        Small-Cap Value Trust                              None
                        Financial Services Fund                            None

Fetting, Mark R.        Value Trust                          $50,001 - $100,000                Over $100,000
                        Special Investment Trust                           None
                        American Leading Companies                         None
                        Balanced Trust                                     None
                        Small-Cap Value Trust                              None
                        Financial Services Fund                            None


* As of June 30, 2003, the aggregate dollar range of shares in the Legg Mason Funds owned by Ms. Masters was $10,001 - $50,000.


     The following table provides certain information relating to the compensation of each Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors.


                                                                                 TOTAL
                                                                             COMPENSATION
                                                AGGREGATE                      FROM EACH
                               AGGREGATE       COMPENSATION    AGGREGATE      CORPORATION
                              COMPENSATION     FROM SPECIAL   COMPENSATION      AND FUND
      NAME OF PERSON           FROM VALUE       INVESTMENT   FROM INVESTORS   COMPLEX PAID
       AND POSITION              TRUST*           TRUST*         TRUST*      TO DIRECTORS**
--------------------------  -----------------  ------------  --------------  --------------
INDEPENDENT DIRECTORS:

Gilmore, Richard G.
Director                        $  4,115         $  4,115       $  6,699        $  48,650

Lehman, Arnold L.
Director                        $  4,224         $  4,224       $  6,868        $  49,900

Masters, Robin J.W. ***
Director                        $  3,106         $  3,106       $  5,030        $  36,600

McGovern, Jill E.
Director                        $  4,061         $  4,061       $  6,615        $  48,025

Mehlman, Arthur S. ***
Director                        $  3,161         $  3,161       $  5,114        $  37,225

O'Brien, G. Peter  ****
Director                        $  4,061         $  4,061       $  6,615        $ 110,575

Rowan, S. Ford ***
Director                        $  3,106         $  3,106       $  5,030        $  36,600

INTERESTED DIRECTORS:

                                                                                 TOTAL
                                                                             COMPENSATION
                                                AGGREGATE                      FROM EACH
                               AGGREGATE       COMPENSATION    AGGREGATE      CORPORATION
                              COMPENSATION     FROM SPECIAL   COMPENSATION      AND FUND
      NAME OF PERSON           FROM VALUE       INVESTMENT   FROM INVESTORS   COMPLEX PAID
       AND POSITION              TRUST*           TRUST*         TRUST*      TO DIRECTORS**
--------------------------  -----------------  ------------  --------------  --------------
Curley, John F., Jr.
Chairman of the Board and       None             None           None            None
Director

Fetting, Mark R.
President and Director          None             None           None            None





* Represents compensation paid to the directors for the fiscal year ended March 31, 2003.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2002. There are 12 open-end investment companies in the Legg Mason Funds, consisting of 22 portfolios.

*** Ms. Masters and Messrs. Mehlman and Rowan were elected as directors of each Corporation on October 30, 2002.

**** The total compensation paid to Mr. O'Brien reflects compensation paid by The Royce Funds, consisting of 17 portfolios, in addition to that paid by the Legg Mason Funds.

     Officers and directors who are interested persons of each Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Effective January 1, 2003, the compensation of each director who is not an interested person of the Corporation ("Independent Director") has been restructured. For serving as a director of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Director receives $10,000 per year and the Chair of the Board's Nominating Committee receives $2,500 per year in additional compensation for their additional time commitment. In addition, the Chair and Deputy Chair of the Boards' Audit Committee receive $5,000 and $2,500 per year, respectively, for their additional time commitments. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. These fees are allocated to each Legg Mason fund based on average net assets as of December 31 of the previous year. Beginning in 2003, the Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for each Corporation. The Legg Mason Funds continue to reimburse Independent Directors for their travel and other out-of-pocket expenses related to their attendance of Board meetings.


     On June 30, 2003, the Directors and Officers of each Corporation beneficially owned in the aggregate less than 1% of any class of each fund's outstanding shares.


     On June 30, 2003, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Institutional Class of each fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the respective Fund at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME AND ADDRESS                     FUND NAME                    % OF INSTITUTIONAL CLASS HELD
----------------                     ---------                    -----------------------------
Fidelity Investments Inst Oper       Value Trust                                13.07%
Co Inc (FIIOC) as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Charles Schwab & Co Inc              Value Trust                                11.47%
Special Custody Account
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Chase Manhattan Bank                 Value Trust                                10.26%
FBO ADP Retirement
and Savings Plan
4 New York Plz #2
New York, NY 10004-2413

Legg Mason Wood Walker Inc.          Value Trust                                 9.15%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

Legg Mason Wood Walker Inc.          Special Investment Trust                   80.20%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

Bost & Co. A/C TWBF2226002           Special Investment Trust                    9.95%
FBO Directed Account Plan
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, PA 15230-3198

Legg Mason Wood Walker Inc.          American Leading Companies                 96.63%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

Robert A. Schriber MD Inc.           Balanced Trust                             40.77%
Profit Sharing Plan 1987

Kevin M Reid DO Inc.                 Balanced Trust                             35.51%
Defined Contribution
Pension Plan

Legg Mason Trust                     Balanced Trust                             13.59%
FSB Tax ID 522194681
P.O. Box 1476
Baltimore, MD 21203-1476

Legg Mason Wood Walker Inc.          Balanced Trust                             10.13%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

Legg Mason Wood Walker Inc.          U.S. Small Cap Value Trust                 92.46%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

     On June 30, 2003, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Financial Intermediary Class of each fund:

NAME AND ADDRESS                     FUND NAME                    % OF INSTITUTIONAL CLASS HELD
----------------                     ---------                    -----------------------------
Fidelity Investments Inst Oper       Value Trust                                41.29%
Co Inc (FIIOC) as Agent for
Certain Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1999

Great West Life & Annuity            Value Trust                                16.85%
Client Plans FFII
8515 East Orchard Road 2T2
Englewood, CO 80111-5037

Saxon & Co.                          Value Trust                                 5.30%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

State Street Bank FBO                Value Trust                                 5.12%
Citistreet Core Market
Batterymarch Park III
3 Pinehall Drive
Quincy, MA 02169-7422

EMJAYCO                              Balanced Trust                              5.48%
FBO American Micro Products
401K Plan #90486
P.O. Box 17909
Milwaukee, WI 53217

     On June 30, 2003, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Financial Services Fund Class A:


NAME AND ADDRESS                     FUND NAME                           % OF CLASS A HELD
----------------                     ---------                           -----------------
Neuberger Berman LLC                 Financial Services Fund                    62.99%
55 Water Street Floor 27
New York, New York 10041-0004

Kinco & Co.                          Financial Services Fund                     6.65%
c/o Republic National Bank
1 Hanson Place Lower Level
Brooklyn, New York  11243-2907

               THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR


     LMFM, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFM is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason and Legg Mason Fund Adviser, Inc. ("LMFA"). LMFM serves as manager and investment adviser to Value Trust, Special Investment Trust and American Leading Companies pursuant to separate Investment Advisory and Management Agreements with each fund (each, a "Management Agreement").


     LMFA, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA serves as manager to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund under separate Investment Advisory Agreements with each fund (each, a "Management Agreement"). LMFA serves as administrator to Value Trust, Special Investment Trust and American Leading Companies pursuant to separate Sub-Administration Agreements with LMFM (each, a "Sub-Administration Agreement").


     Each Management Agreement provides that, subject to overall direction by the fund's Board of Directors, LMFM/LMFA manages or oversees the investment and other affairs of each fund. LMFM/LMFA is responsible for managing each fund consistent with the 1940 Act, the Code, and the fund's investment objective and policies described in its Prospectuses and this SAI. LMFM/LMFA is obligated to
(a) provide each fund with office facilities and personnel and maintain the funds' books and records; (b) supervise all aspects of each fund's operations;
(c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each fund's officers and directors. In addition, LMFM has agreed to reduce advisory fees for Value Trust and Special Investment Trust in an amount equal to those funds' auditing fees and compensation of their independent directors. LMFM/LMFA and its affiliates pay all compensation of directors and officers of each fund who are officers, directors or employees of LMFM/LMFA. Each fund pays all of its expenses which are not expressly assumed by LMFM/LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, each fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. Each fund may also have an obligation to indemnify its directors and officers with respect to litigation.


     LMFM receives for its services to Value Trust, Special Investment Trust and American Leading Companies a management fee, calculated daily and payable monthly.

                                             FEE RATE
                                             --------
  Value Trust                 1.00% up to $100 million of average daily net
                              assets; 0.75% between $100 million and $1 billion
                              of average daily net assets; and 0.65% of average
                              daily net assets exceeding $1 billion

  Special Investment          Trust 1.00% up to $100 million of average daily
                              net assets; 0.75% between $100 million and $1
                              billion of average daily net assets; and 0.65% of
                              average daily net assets exceeding $1 billion

  American Leading Companies  0.75% up to $1 billion of average daily net assets; and 0.65% of average daily net assets exceeding $1 billion


     LMFM has voluntarily agreed to waive its fees or reimburse expenses so the expenses of American Leading Companies (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of average daily net assets for each class as follows: 1.95% for Primary Class shares; 0.95% for Institutional Class shares; and 1.20% for Financial Intermediary Class shares. These waivers are voluntary and may be terminated at any time, but they are expected to continue until August 1, 2004.


     LMFA receives a management fee for its services to Balanced Trust, Small-Cap Value Trust and Financial Services Fund that is calculated daily and payable monthly.


                                             FEE RATE
                                             --------
  Balanced Trust              0.75% of average daily net assets

  Small-Cap Value Trust       0.85% up to $100 million of average daily net
                              assets; 0.75% between $100 million and $1 billion
                              of average daily net assets; and 0.65% of average
                              daily net assets exceeding $1 billion

  Financial Services Fund     1.00% up to $100 million of average daily net
                              assets; 0.75% between $100 million and $1 billion
                              of average daily net assets; and 0.65% of average
                              daily net assets exceeding $1 billion


     LMFA has agreed to waive its fees or reimburse expenses for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Primary Class shares, and Class A shares of Financial Services Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods. These waivers are voluntary and may be terminated at any time, but they are expected to continue until August 1, 2004.


                                          EXPENSE CAP    EXPIRATION DATE
                                          -----------    ---------------
  Balanced Trust - Primary Class             1.85%        August 1, 2004
  Small-Cap Value Trust - Primary Class      2.00%        August 1, 2004
  Financial Services Fund
       Primary Class                         2.25%        August 1, 2004
       Class A                               1.50%        August 1, 2004


     LMFA has agreed to waive its fees or reimburse expenses for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Institutional Class shares, and Financial Intermediary Class shares of Balanced Trust, (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods. These waivers are voluntary and may be terminated at any time, but they are expected to continue until August 1, 2004.

                                          EXPENSE CAP     EXPIRATION DATE
                                          -----------     ---------------
  Balanced Trust
     Institutional Class                     1.10%        August 1, 2004
     Financial Intermediary Class            1.35%        August 1, 2004
  Small-Cap Value Trust -
     Institutional Class                     1.00%        August 1, 2004
  Financial Services Fund -
     Institutional Class                     1.25%        August 1, 2004





     For the fiscal years ended March 31, the funds incurred advisory fees of (prior to fees waived):


                                                 2003           2002           2001
  Value Trust                                $ 61,755,665   $ 79,322,345   $ 83,727,655
  Special Investment Trust                   $ 15,067,331   $ 16,045,974   $ 17,723,027
  American Leading Companies                 $  3,526,401   $  3,817,710   $  2,155,707
  Balanced Trust                             $    423,500   $    487,141   $    283,374
  Small-Cap Value Trust                      $  1,456,878   $    965,065   $    475,276
  Financial Services Fund                    $    521,078   $    560,715   $    486,720



     Prior to August 1, 2000, LMFA served as manager and investment adviser to Value Trust, Special Investment Trust and American Leading Companies under compensation arrangements identical to those with LMFM.





     For the fiscal years ended March 31, the following advisory fees were waived by LMFA:


                                                 2003           2002           2001
  Value Trust                                $     81,438   $     74,500   $     73,934
  Special Investment Trust                   $     60,044   $     54,144   $     52,328
  Balanced Trust                             $     39,636   $     71,464   $     54,200
  Small-Cap Value Trust                      $     97,506   $    227,074   $    237,632
  Financial Services Fund                    $     76,175   $     75,696   $    197,125





     Pursuant to Sub-Administration Agreements between LMFM and LMFA, LMFA agrees, among other things, to provide Value Trust, Special Investment Trust, and American Leading Companies with office facilities and personnel, maintain the funds' books and records and supply the directors and officers of the funds with statistical reports and information regarding the funds. For LMFA's services to the funds, LMFM, not the funds, pays LMFA 0.05% of each fund's average daily net assets.

     Barrett, 90 Park Avenue, New York, New York 10016, an affiliate of Legg Mason, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement between Barrett and LMFA ("Sub-Advisory Agreement"), effective May 1, 2003. Under the Sub-Advisory Agreement, Barrett is responsible, subject to the general supervision of the Manager and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Barrett's services to Financial Services Fund, LMFA (not the fund) pays Barrett a fee computed daily and payable monthly, at an annual rate equal to 60% of the fee received from the fund, net of any waivers by LMFA, under the Management Agreement. From November 16, 1998 (commencement of operations) until April 31, 2003, Gray, Seifert & Co., Inc. ("Gray Seifert") served as the fund's investment adviser. The advisory personnel who previously managed the fund as employees of Gray Seifert continue to do so as employees of Barrett. For the fiscal years ended March 2003, 2002 and 2001, Gray Seifert received $266,942, $291,011 and $173,757, respectively, in advisory fees on behalf of Financial Services Fund.


     Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an Investment Advisory Agreement between Bartlett and LMFA ("Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Bartlett's services to the fund, LMFA (not the fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2003, 2002 and 2001, Bartlett received $255,909, $277,119 and $152,783, respectively, in advisory fees on behalf of Balanced Trust.

     Brandywine Asset Management, LLC ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware, an affiliate of Legg Mason, serves as investment adviser to Small-Cap Value Trust pursuant to an Investment Advisory Agreement between Brandywine and LMFA ("Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Brandywine is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine's services to the fund, LMFA (not the fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the fund's average daily net assets or 58.8% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2003, 2002 and 2001, Brandywine received $799,311, $433,939 and $139,735 in advisory fees on behalf of Small-Cap Value Trust.


     Under each Management Agreement or Sub-Advisory Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFM or LMFA, as appropriate.

     Under each Management Agreement, Sub-Administration Agreement and Sub-Advisory Agreement, LMFM/LMFA/Bartlett/Brandywine/Barrett will not be liable for any error of judgment or mistake of law or for any loss by a fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

     Each Management Agreement and Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective fund's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMFA/LMFM/Bartlett/Brandywine/Barrett, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement. Each Sub-Advisory Agreement terminates immediately upon termination of the associated Management Agreement.


BOARD CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

     In approving the Management Agreements and Sub-Advisory Agreements, the Boards of Directors primarily considered, with respect to each fund, whether continuation of the Agreements would be in the best interests of the funds and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the funds. The Independent Directors requested and evaluated an extensive report from LMFM and LMFA that addressed specific factors designed to inform the Board of Directors' consideration of these and other issues. The Independent Directors met with experienced mutual fund legal counsel separately from the full Board of Directors to evaluate this report.

     With respect to the nature and quality of the services provided, the Boards of Directors considered the performance of each fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio managers.

     The Boards of Directors also considered each adviser's procedures for executing portfolio transactions for the funds. The Boards of Directors considered available data on the quality of execution and use of brokerage to obtain investment research and other services.

     With respect to the overall fairness of the Management Agreements and Advisory Agreements, the Boards of Directors primarily considered the fee structure of the Agreements and the profitability of LMFA, LMFM, the advisers and their affiliates from their overall association with the funds. The Boards of Directors reviewed information about the rates of compensation paid to the advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each fund. The Boards of Directors considered the specific portfolio management issues that contributed to the funds' advisory fees. The Boards of Directors also considered any voluntary limits on fund expenses undertaken by the advisers. In concluding that the benefits accruing to the advisers and its affiliates by virtue of their relationship to the funds were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each fund, the Boards of Directors reviewed specific data as to the advisers' profit or loss on each fund for a recent period. In prior years, the Boards of Directors have reviewed and discussed at length a study by an outside accounting firm evaluating Legg Mason's cost allocation methodology.

     In addition to the annual Boards of Directors meetings in which the Management Agreements and Sub-Advisory Agreements are reviewed, the Boards of Directors meet at least another three times a year in order to oversee the management and performance of the funds. The portfolio managers of each fund make periodic presentations at these meetings. Such meetings provide additional opportunities for the Board of Directors to discuss performance, brokerage, compliance and other fund issues. Each Boards of Directors also draws upon its long association with the manager and its personnel, and the members' familiarity with the culture of the organization, the manner in which it has handled past problems, and its treatment of investors.

                                    * * * * *

     The funds, LMFM, LMFA, Legg Mason, Brandywine, Bartlett, and Barrett each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     As each fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the funds are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

     For the fiscal years ended March 31, each fund's portfolio turnover rates were as follows:


                       FUND                          2003        2002
        --------------------------                   -----       -----
        Value Trust                                  25.0%       24.4%

        Special Investment Trust                     18.5%       36.6%

        American Leading Companies                   19.0%       22.7%

        Balanced Trust                               29.5%       55.4%

        Small Cap Value Trust                        61.0%       32.1%

        Financial Services Fund                      38.2%       28.9%



     Under each Advisory Agreement, each fund's adviser is responsible for the execution of the fund's portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.

     Consistent with the policy of most favorable price and execution, each adviser may give consideration to research, statistical and other services furnished by brokers or dealers to that adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each adviser in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services.


     As adviser to Value Trust, Special Investment Trust and American Leading Companies, LMFM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by each fund toward the reduction of the fund's expenses payable to third-party service providers other than LMFM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMFM nor its affiliates receive any direct or indirect benefit from these arrangements.


     From time to time each fund may use Legg Mason as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

     For the fiscal years ended March 31, each fund paid the following brokerage commissions:



           FUND                                2003           2002           2001
--------------------------                 ------------   ------------   ------------
Value Trust                                $ 13,667,884   $ 12,757,451   $  4,320,353

Special Investment Trust                   $  2,681,808   $  4,292,334   $  2,085,576

American Leading Companies                 $    614,647   $    434,581   $    293,818

Balanced Trust                             $     38,473   $     66,698   $     36,211

Small Cap Value Trust                      $    612,615   $    362,982   $    224,402

Financial Services Fund                    $     34,428   $     46,521   $     55,626






     For the fiscal years ended March 31, the following funds paid the following brokerage commissions to Legg Mason:



           FUND                                2003             2002           2001
--------------------------                 ------------     ------------   ------------
Value Trust                                $     50,310*    $     92,025   $          0

Special Investment Trust                   $     17,384**   $     27,255   $     10,000



* Represents 0.37% of the total brokerage commissions paid and 0.42% of the total dollar amount of transactions involving the payment of brokerage commissions for the most recent fiscal year.

** Represents 0.65% of the total brokerage commissions paid and 0.66% of the total dollar amount of transactions involving the payment of brokerage commissions for the most recent fiscal year.


     For the fiscal years ended March 31, 2003, 2002 and 2001, Legg Mason received no brokerage commissions from American Leading Companies, Balanced Trust, Small-Cap Value Trust or Financial Services Fund.





     Except as permitted by SEC rules or orders, each fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that each fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

     Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent.

     Of the regular broker-dealers used by each respective fund during the fiscal year ended March 31, 2003, the following funds owned shares of the following broker-dealers or parent companies of broker-dealers as of that date:

                                                                         MARKET VALUE OF
          VALUE TRUST                                                        SHARES HELD
          ---------------------------------------------------------  -------------------
          J.P. Morgan Chase & Co.                                        $   272,665,000
          Citigroup, Inc.                                                $   275,600,000

                                                                         MARKET VALUE OF
          AMERICAN LEADING COMPANIES TRUST                                   SHARES HELD
          ---------------------------------------------------------  -------------------
          Citigroup, Inc.                                                $    14,906,515
          Fleet Boston Financial Group                                   $     4,059,600
          J.P. Morgan Chase & Co.                                        $    10,370,754

                                                                         MARKET VALUE OF
          BALANCED TRUST                                                     SHARES HELD
          ---------------------------------------------------------  -------------------
          Citigroup, Inc.                                                $     1,619,150
          J.P. Morgan Chase & Co.                                        $       393,586

                                                                         MARKET VALUE OF
          SMALL-CAP VALUE TRUST                                              SHARES HELD
          ---------------------------------------------------------  -------------------
          Friedman, Billings, Ramsey Group, Inc.                         $       185,436
          Investment Technology Group, Inc.                              $       487,553





     Special Investment Trust and Financial Services Fund held no shares of their regular broker-dealers as of March 31, 2003.


     Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, LMFM, Bartlett, Brandywine or Barrett. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR


     Legg Mason acts as distributor of the funds' shares pursuant to separate Underwriting Agreements with each fund. Except as noted in the Prospectuses, each corporation's shares are distributed in a continuous offering. Each Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.


     Under each Underwriting Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by Legg Mason.

     Each fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plans"), Financial Services Fund has also adopted a Distribution Plan for Class A shares ("Class A Plan") and Value Trust, Special Investment Trust, American Leading Companies and Balanced Trust have each adopted a Distribution Plan for Financial Intermediary Class shares ("Financial Intermediary Class Plans"), each of which, among other things, permits a fund to pay Legg Mason fees for its services related to sales and distribution of Primary Class shares, Class A shares or Financial Intermediary Class shares and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Primary Class Plans, the aggregate fees may not exceed an annual rate of each fund's average daily net assets attributable to Primary Class shares as follows: 1.00% for Special Investment Trust, American Leading Companies, Small-Cap Value Trust and Financial Services Fund, 0.75% for Balanced Trust and 0.95% for Value Trust. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.25% of Financial Services Fund's average daily net assets attributable to Class A shares. Under the Financial Intermediary Class Plans, the aggregate fees may not exceed an annual rate of 0.40% of each fund's average daily net assets attributable to Financial Intermediary Class shares. Currently, under each Financial Intermediary Class Plan, Legg Mason receives 0.25% of assets attributable to Financial Intermediary Class shares annually from each fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

     Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the fund. Each Plan does not obligate a fund to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, a fund will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

     With respect to Primary Class and/or Financial Intermediary Class shares, LMFA and LMFM have agreed to waive their fees if necessary to meet the voluntary expense limits for American Leading Companies, Financial Services Fund, Balanced Trust and Small-Cap Value Trust to the extent described under "The Funds' Investment Adviser/Manager."


     The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors of each respective fund including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Underwriting Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the applicable fund, class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class, Financial Intermediary Class or Class A shareholders, as applicable, could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares, Financial Intermediary Class shares and Class A shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to the adviser.


     In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by a fund to Legg Mason under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if each Plan was implemented.

     Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its financial advisors could motivate them to improve their sales efforts with respect to each fund's Primary Class shares, Financial Intermediary Class shares and Class A shares, as applicable, and to maintain and enhance the level of services they provide to a fund's respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

     As compensation for its services and expenses, in accordance with each Primary Class Plan, Legg Mason receives from each fund an annual distribution fee equivalent to a percentage of the fund's average daily net assets as follows: 0.70% for Value Trust; 0.75% for Special Investment Trust; 0.75% for American Leading Companies; 0.50% for Balanced Trust; 0.75% for Small Cap Value; and 0.75% for Financial Services, and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with each Financial Intermediary Class Plan, as compensation for its services and expenses, Legg Mason is authorized to receive from Value Trust, Special Investment Trust, American Leading Companies and Balanced Trust an annual distribution fee equivalent to 0.15% of each fund's average daily net assets, and an annual service fee equivalent to 0.25% of each fund's average daily net assets attributable to Financial Intermediary Class shares. The Boards of these funds have currently approved payment of 0.25% under the Financial Intermediary Class plans. For Legg Mason's services in connection with Class A shares, Legg Mason receives from Financial Services Fund an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class A shares in accordance with the Class A Plan. All distribution and service fees are calculated daily and paid monthly.


     Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to each fund by a vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement shall provide to that fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to the plan and the purposes for which the expenditures were made. Rule 12b-1 also provides that a fund may rely on that Rule only if, while a Plan is in effect, the selection and nomination of that fund's Independent Directors is committed to the discretion of such Independent Directors.

     For the year ended March 31, 2003, the funds incurred distribution and service fees with respect to Primary Class shares of (prior to fees waived):



          Value Trust                                $ 72,525,347
          Special Investment Trust                   $ 20,356,567
          American Leading Companies                 $  4,612,773
          Balanced Trust                             $    251,606
          Small-Cap Value Trust                      $  1,749,512
          Financial Services Fund                    $    427,845



     For the year ended March 31, 2003, the following distribution fees were waived by Legg Mason with respect to Primary Class shares:


          Balanced Trust                             $     37,138
          Small-Cap Value Trust                      $    140,208
          Financial Services Fund                    $     25,726

     For the year ended March 31, 2003, the following funds incurred distribution and service fees with respect to Financial Intermediary Class shares of (prior to fees waived):



          Value Trust                                $    478,224
          Balanced Trust                             $     56,384



     For the year ended March 31, 2003, distribution fees of $9,078 were waived by Legg Mason with respect to Financial Intermediary Class shares of Balanced Trust.

     For the year ended March 31, 2003, Financial Services Fund incurred distribution and service fees with respect to Class A shares of $23,308 (prior to fees waived).






     For the year ended March 31, 2003, no distribution fees were waived by Legg Mason with respect to Class A shares of the Financial Services Fund.

     For the fiscal year ended March 31, 2003, Legg Mason incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares for each of the following funds:



                                                        SPECIAL        AMERICAN                      SMALL-CAP
                                                       INVESTMENT       LEADING        BALANCED        VALUE
                                       VALUE TRUST       TRUST         COMPANIES        TRUST          TRUST
                                      --------------  -------------  --------------  -------------  ------------
Compensation to sales personnel       $  39,131,000   $ 10,107,000   $   2,407,000   $     74,000   $    844,000

Advertising                           $   3,139,000   $    574,000   $     470,000   $    196,000   $    376,000

Printing and mailing of
prospectuses to prospective
shareholders                          $     452,000   $    177,000   $     138,000   $     63,000   $    132,000

Administration, overhead and
corporate technology                  $  36,190,000   $  8,670,000   $   5,917,000   $    175,000   $  1,985,000
                                      -------------   ------------   -------------   ------------   ------------

Total expenses                        $  78,912,000   $ 19,528,000   $   8,932,000   $    508,000   $  3,337,000
                                      =============   ============   =============   ============   ============

     For the fiscal year ended March 31, 2003, Legg Mason incurred the following expenses in connection with distribution and shareholder services of Financial Intermediary Class shares for each of the following funds:





                                                      VALUE TRUST      BALANCED
                                                                        TRUST
                                                     -------------   ------------
          Compensation to sales personnel            $     980,000   $     50,000

          Advertising                                $      79,000   $    131,000

          Printing and mailing of prospectuses to
          prospective shareholders                   $      11,000   $     43,000

          Administration, overhead and corporate
          technology                                 $     907,000   $    117,000
                                                     -------------   ------------

          Total expenses                             $   1,977,000   $    341,000
                                                     =============   ============


     For the fiscal year ended March 31, 2003, Legg Mason incurred the following expenses with respect to Primary Class shares and Class A shares of Financial Services Fund:


                                                PRIMARY CLASS SHARES      CLASS A SHARES
                                              ------------------------  ------------------
Compensation to sales personnel                     $    196,000            $     43,000

Advertising                                         $    231,000            $     50,000

Printing and mailing of prospectuses
to prospective shareholders                         $     79,000            $     17,000

Administration, overhead and corporate
technology                                          $    204,000            $     44,000
                                                    ------------            ------------
Total expenses                                      $    710,000            $    154,000
                                                    ============            ============

     The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Class shares, Financial Intermediary Class shares or Class A shares.

                            CAPITAL STOCK INFORMATION

     Value Trust has authorized capital of 600 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 350 million shares of common stock, par value $0.001 per share. Investors Trust has authorized issuance of 600 million shares of par value $.001 per share of American Leading Companies, 625 million shares of par value $.001 per share of Balanced Trust, 200 million shares of par value $.001 per share of Small-Cap Value Trust, and 475 million shares of par value $.001 per share of Financial Services Fund. Each corporation may issue additional series of shares. Each fund currently offers two classes of shares -- Primary Class shares and Institutional Class shares. Value Trust, Special Investment Trust, Balanced Trust and American Leading Companies also offer Financial Intermediary Class shares and Financial Services Fund offers Class A shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.


     The Board of each fund does not anticipate that there will be any conflicts among the interests of the holders of the different classes of a fund's shares. If the Board becomes aware that any such conflict exists, it will take appropriate actions. Shareholders of each fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.


     For each fund, shareholder meetings will not be held except: where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to a plan of distribution pursuant to Rule 12b-1); at the request of a majority of the shares entitled to vote as set forth in the by-laws of the fund; or as the Board of Directors from time to time deems appropriate.


     THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon 60 days' written notice, to institute other charges on shareholders to cover a fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the funds.

                         THE CORPORATIONS' LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1800, serves as counsel to the funds.

                     THE CORPORATIONS' INDEPENDENT AUDITORS


     PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent auditors for Value Trust and Special Investment Trust. Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103, serves as independent auditors for American Leading Companies Trust, Balanced Trust, Small-Cap Value Trust and Financial Services Fund.

                              FINANCIAL STATEMENTS


     The Annual Reports to Shareholders for Value Trust and Special Investment Trust for the fiscal year ended March 31, 2003 (Primary Class; Institutional Class and Financial Intermediary Class) are separate documents and contain the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, their independent auditors, all of which are hereby incorporated by reference herein.

     The Annual Reports to Shareholders for American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Trust, and Financial Services Fund for the fiscal year ended March 31, 2003 (Primary Class and Class A; Institutional Class and Financial Intermediary Class) are separate documents and contain the financial statements, accompanying notes and the report of Ernst & Young LLP, their independent auditors, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG-TERM ISSUE CREDIT RATINGS

     AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC-An obligation rated CC is currently highly vulnerable to nonpayment.

     C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     P-The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

     L-The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     r-The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.-Not rated.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                                    MAY 2003

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason fund or funds it manages and shall provide such records to the fund(s) upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed, and their use on behalf of a Legg Mason fund must be approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year related to voting the fund's proxies or reporting the votes pursuant to regulatory requirements, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any material changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          LEGG MASON FUND ADVISER, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                    MAY 2003

Legg Mason Fund Adviser, Inc. ("LMFA") acts as investment adviser to several Legg Mason funds pursuant to contracts between the funds and LMFA. In these cases, LMFA retains a sub-adviser to perform all investment advisory services for the funds. LMFA delegates to each sub-adviser the responsibility for voting proxies for the Legg Mason funds, as applicable, through LMFA's contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of a fund if the fund's Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy voting responsibility for any of the Legg Mason funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser for that fund to vote proxies in the best interest of the fund until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board of Directors/Trustees of the Legg Mason fund. If LMFA becomes responsible for voting proxies, LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

In the case of a material conflict between the interests of LMFA (or its affiliates, if such conflict is known to persons responsible for voting at LMFA) and any Legg Mason fund, proxies shall be voted according to the recommendation of an independent third party.

Issues to be reviewed in making the determination of whether a potential conflict is material include, but are not limited to:

1. Whether LMFA manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

2. Whether LMFA, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

3. Whether there is any other material business or personal relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

4. Whether an affiliate of LMFA has a conflict as described in #1-3 above and such conflict is known to LMFA's Voting Persons.

All of the conflicts noted above should be deemed material. If the conflict resides with an individual Voting Person, that person will exclude him- or herself from the vote determination process in order to shield LMFA and the other Voting Persons from the conflict, provided that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off, the vote will be passed on to a neutral third-party service provider. Any time a material conflict is encountered, LMFA will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Funds Management, Inc. and LMM, LLC ("LMFM") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMFM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMFM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority expressly has been retained by the client or delegated by the client to others. For each proxy vote LMFM takes into consideration its duty to its clients and all other relevant facts available to LMFM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMFM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMFM's proxy voting guidelines for more details ("Schedule A").

PROCEDURES
OVERSIGHT
LMFM's Chief Investment Officer (CIO) has full authority to determine LMFM's proxy voting principles and procedures and vote proxies on behalf of LMFM clients. LMFM's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, to LMFM's Proxy Officers and Compliance Officers. No less than a quorum of these Officers(1) will meet from time to time, but no less than annually, to review existing principles and procedures in light of LMFM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, LMFM votes all proxies it receives. However, LMFM does reserve the right to refrain from voting in certain circumstances. LMFM may refrain from voting a proxy if, for example, the company's shares are no longer held by LMFM clients at the time of the meeting. Additionally, LMFM may refrain from voting a

----------
(1)  Quorum is defined as two Proxy Officers and one Compliance Officer.

proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMFM instructs each client custodian to forward proxy materials to the LMFM Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMFM. Whenever possible, LMFM uses ADP's ProxyEdge product to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records. If a custodian is not able to deliver proxy materials via ProxyEdge, proxies are delivered and voted via mail or facsimile, and records are maintained in paper files.

Upon receipt of proxy materials:

     The Compliance Officer

     1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. LMFM believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMFM or its affiliates.
               a.   Identifying Potential Conflicts
                    In identifying conflicts of interest the Compliance Officer will review the following issues:
                       - Whether LMFM has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and
                       - Whether there are any business or personal relationships between an LMFM employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.
                       - Whether the Proxy Officer knows that an affiliate of LMFM has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and LMFM's clients.

               b.   Assessing Materiality
                    A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

     2. If the Compliance Officer determines that a potential material conflict of interest may exist:
                         (a) The Compliance Officer may consult with legal
                             counsel and/or LMFM's CIO to determine if the conflict is material.
                         (b) If the conflict is not material, the proxy issue is
                             forwarded to the Proxy Officer for voting.
                         (c) If the conflict is material, the Compliance Officer
                             may choose any of the following approaches to address the conflict:
                                1. If LMFM's proxy principles or guidelines
                                   address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to LMFM's principles and returns the signed, voted form to the Proxy Administrator(s).
                                2. If the conflicted proxy issue is not
                                   specifically addressed in LMFM's principles, the Compliance Officer will follow the vote recommendation of an "Independent Voting Delegate".
                                3. Alternatively, the Compliance Officer may
                                   disclose the conflict to clients and obtain their consent to vote.

     The Proxy Officer
     1. The Proxy Officer reviews proxies and evaluates matters for vote in light of LMFM's principles and guidelines. The Proxy Officer may seek additional information from LMFM's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMFM's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by LMFM.
     2. The Proxy Officer returns the signed, voted form to the Proxy Administrator.

     The Proxy Administrator(s)
     1. Provides custodians with instructions to forward proxies to LMFM for all clients for whom LMFM is responsible for voting proxies.
     2. When proxies are received, reconciles the number of shares indicated on the proxy with LMFM internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. Proxy Administrator will use best efforts to obtain missing proxies from custodian.
     3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by LMFM clients as of the meeting date.
     4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.
     5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ProxyEdge software, online or via facsimile.
     6. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING
The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:
     1. Copy of current policies and procedures will be maintained and available to clients upon request.
     2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.
     3. Documents created by LMFM that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.
     4.   Copies of the voting record will be maintained via our proxy software
          - ProxyEdge or in paper file.
     5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.
     6. Each written client request for proxy voting records and LMFM's written response to any client request for such records.

                                   SCHEDULE A
                          LMFM PROXY VOTING GUIDELINES

LMFM maintains these proxy-voting guidelines, which set forth the manner in which LMFM generally votes on issues that are routinely presented. Please note that for each proxy vote LMFM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:
1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

                    PROXY ISSUE                                                  LMFM GUIDELINE
---------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated                          For
directors, independent of management

NOMINATING PROCESS: independent nominating committee seeking                        For
qualified candidates, continually assessing directors and
proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be                       For
no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                                     For

STAGGERED BOARDS                                                                   Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                          Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee comprised                       For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of                         For
liability and provide indemnification

AUDIT PROCESS                                                                       For

BOARD COMMITTEE STRUCTURE: audit, compensation, and                                 For
nominating and/or governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board                        For
activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                                            Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and material                       For
cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder                           For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                                 For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                            For

VOTES FOR SPECIFIC DIRECTORS                                                     Case-by-Case

                    PROXY ISSUE                                                  LMFM GUIDELINE
---------------------------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                                   Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation                     Case-by-Case
rights, phantom shares and restricted stock

PRICE                                                                       Against plans whose
                                                                            underlying securities
                                                                            are to be issued at
                                                                            less than 100% of the
                                                                            current market value

RE-PRICING: plans that allow the Board of Directors to lower                       Against
the exercise price of options already granted if the stock
price falls or underperforms the market

EXPIRY: plan whose options have a life of more than ten years                    Case-by-Case

EXPIRY: "evergreen" stock option plans                                             Against

DILUTION:                                                                   Case-by-Case - taking
                                                                            into account value
                                                                            creation, commitment to
                                                                            shareholder-friendly
                                                                            policies, etc.

VESTING: stock option plans that are 100% vested when granted                      Against

PERFORMANCE VESTING: link granting of options, or vesting of                        For
options previously granted, to specific performance targets

CONCENTRATION: authorization to allocate 20% or more of the                        Against
available options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if                        Case-by-Case
terms and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control                       Against
provisions that allow option holders to receive more for
their options than shareholders would receive for their
shares

CHANGE IN CONTROL: change in control arrangements developed                        Against
during a take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside                          Against
directors in event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in                          Against
setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to employees to                        Against
pay for stock or options

DIRECTOR COMPENSATION: % of directors' compensation in form                         For
of common shares

GOLDEN PARACHUTES                                                                Case-by-Case

EXPENSE STOCK OPTIONS                                                              Against

SEVERANCE PACKAGES: must receive shareholder approval                                For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                           Against

RELOAD OPTIONS                                                                     Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                                 Against

EMPLOYEE STOCK PURCHASE PLANS                                                    Case-by-Case

                    PROXY ISSUE                                                  LMFM GUIDELINE
---------------------------------------------------------------------------------------------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the                        Against
equal treatment of shareholders in the event of a bid and
allowing the corp. enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER                           Case-by-Case
PURCHASE TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve                       Against
to prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                               Against

PAYMENT OF GREENMAIL                                                               Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:                         Against
provisions that seek to limit the discretion of a future
board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for reincorporation                       Against
is to take advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                                      For

REDEMPTION/RATIFICATION OF POISON PILL                                              For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                                 For

DUAL-CLASS SHARE STRUCTURES                                                        Against

LINKED PROPOSALS: with the objective of making one element                         Against
of a proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an                              Against
increase in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management                        Against
seeks to increase the number of votes required on an issue
above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested                        For
is necessary for sound business reasons

SHAREHOLDER PROPOSALS                                                            Case-by-Case

STAKEHOLDER PROPOSALS                                                            Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS                        Against
TO BE DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy                           For
back shares from particular shareholder at
higher-than-market prices

PREEMPTIVE RIGHTS                                                                   For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE                             For
PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                         For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                         For

SOCIAL AND ENVIRONMENTAL ISSUES                                             As recommended by
                                                                            Company Management

REIMBURSING PROXY SOLICITATION EXPENSES                                          Case-by-Case

SOURCE: LMFM. LAST UPDATED 8 JULY 2003.

                         BRANDYWINE ASSET MANAGEMENT LLC
                               PROXY VOTING POLICY

Brandywine Asset Management LLC has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

                                VOTING AUTHORITY

- Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

- Brandywine's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

- Brandywine's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

- Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

- Brandywine may vote proxies related to the same security differently for each client.

- Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

- All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine's has a conflict as described above which is known to Brandywine's voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person, that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

                                VOTING GUIDELINES

- Proxies will not be voted without an analysis of the underlying issues involved.

- Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

- Any item on a proxy which would tend to inhibit the realization of maximum value may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, establishment of different classes of stock, excessive compensation, poor stewardship, or any activity which could be viewed as a "poison pill" maneuver.

- On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

                      VOTING RECORDS & CLIENT NOTIFICATION

- A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

     A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

- Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine Asset Management, LLC, Three Christina Centre,
     201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention:
     Proxy administrator.

- In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.

                                 BARTLETT & CO.
                       PROXY VOTING POLICY AND PROCEDURES

VOTING AUTHORITY:

- Bartlett & Co. ("Bartlett") shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority to vote proxies has been expressly retained by the client. This authority is outlined in the investment management agreements and if the agreement is silent, Bartlett assumes responsibility.

VOTING PROCEDURES:

- All proxy related materials, either electronically or via hard copy, are delivered to Bartlett's Proxy Coordinator ("Proxy Coordinator"). The Proxy Coordinator shall ensure that all relevant information is recorded in the firm's records.

- The Proxy Coordinator shall verify all accounts for which Bartlett has proxy voting authority that held the security on record date. The Proxy Coordinator shall coordinate communication with custodians to ensure receipt of all relevant proxies.

- The Proxy Coordinator will organize the proxy materials for voting. If the security is followed by the Bartlett Research Department, the proxy will be delivered to the Chief Investment Officer or Assigned Analyst. If the security is not followed in our equity research process, the proxy is forwarded to the Portfolio Manager holding the most shares of the security.

- The Proxy Coordinator shall obtain voting instructions from the designated person and submit the proxy vote and ensure that the relevant information is recorded in the firm's records.

- Proxies will not be voted without an analysis of the underlying issues involved.

- Bartlett's proxy voting policy at all times shall be directed toward maximizing the value of the client's investment as an owner.

- Bartlett generally votes against any proposal that is likely to dilute the value of an issuer's common stock. Examples of such items would be restrictions against cumulative voting, establishment of different classes of stock, or any activity that could be viewed as a "poison pill" maneuver.

- On other matters specific to a company, such as election of directors, appointment of auditors, granting and repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for evaluating that company, consistent with the policy of maximizing value. Bartlett evaluates company management before deciding to own a security and gives weight to management recommendations on material issues with the goal of maximizing shareholder value over the long term.

- The same security will be voted identically across all similarly situated client accounts.

VOTING RECORDS AND CLIENT NOTIFICATION:

- A complete record and file of all votes cast shall be maintained by Bartlett.

- Clients will be provided a copy of these policies and procedures upon request. A description of this Policy and Procedures shall be provided to new clients prior to the inception of their account. In addition, upon request, clients may receive reports on how their proxies have been voted.

- Bartlett maintains records of proxies voted pursuant to applicable rules and regulations under the Investment Advisers Act of 1940, the Investment Company Act of 1940, and ERISA DOL Bulletin 94-2. These records include:

         a)   A copy of Bartlett's policies and procedures.

         b)   Copies of proxy statements received regarding client securities.

         c) A copy of any document created by Bartlett that was material to making a decision how to vote proxies.

         d) Each written client request for proxy voting records and Bartlett's written response to both verbal and written client requests.

         e)   A proxy log including:

                  1.  Issuer name;
                  2.  Exchange ticker symbol of the issuer's shares to be voted;
                  3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
                  4.  The shareholder meeting date;
                  5.  A brief identification of the matter voted on;
                  6. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
                  7.  Whether a vote was cast on the matter;
                  8.  A record of how the vote was cast; and
                  9. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Bartlett's offices.

IDENTIFYING POTENTIAL CONFLICTS:

- Each person responsible for determining the voting of proxies must certify in writing at the beginning of each proxy season that he or she will notify the Compliance Officer of any potential conflict of the firm or its affiliates (if known to the person) with a specific proxy.

- If the Chief Investment Officer believes that there is any potential material conflict of interest for the firm on a particular proxy vote, it is to be turned over to the Investment Oversight Committee ("IOC") for the voting decision.

- The IOC is Bartlett's investment review committee comprised of senior management of the firm charged with ensuring the investment integrity of the firm's investment process and adherence to client's investment policy statements.

ASSESSING THE MATERIALITY OF A POTENTIAL CONFLICT:

- All proxies are reviewed by the Compliance Officer for material conflicts of interest. Issues to be reviewed include, but are not limited to:

         a) Whether the adviser manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

         b) Whether the adviser, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has any personal or business relationship with the issuer

              (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

         c) Whether there is any other material business or personal relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

         d)   Whether an affiliate of the adviser has a conflict as described in
              (a)-(c) above and such conflict is known to the adviser's Voting Persons.

- All of the conflicts noted above will be deemed material. If the conflict resides with an individual Voting Person, that person should exclude him-or herself from the vote determination process in order to shield Bartlett and the other Voting Persons from the conflict, provided the Chief Investment Officer believes that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off, the vote should be passed on to the IOC, or if the IOC or Bartlett cannot be walled of, a neutral party such as a third-party service provider or to the client directly. Any time a material conflict is encountered, Bartlett will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

VOTING PROCEDURES WHEN BARTLETT UTILIZES A THIRD PARTY PROXY SERVICE:

- If a client instructs Bartlett to utilize a third party proxy service, the Proxy Solicitor will ensure that the proxy service receives updated holdings for the relevant accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the person(s) responsible for the particular vote. After the Chief Investment Officer authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

       BARRETT ASSOCIATES, INC. (THE SEIFERT GROUP) - PROXY VOTING POLICY

Barrett Associates, Inc. ("Barrett Associates") may have responsibility to vote proxies on behalf of its clients. These policies and procedures are designed to ensure that The Seifert Group at Barrett Associates carries out its obligation to vote proxies in the best interest of clients, consistent with its fiduciary obligation. This proxy voting policy applies only to the accounts of clients for which The Seifert Group at Barrett Associates is responsible.

DETERMINATION OF RESPONSIBILITY - The authority to vote proxies is established through investment management agreements or similar documents. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan and does not contain an express reservation of proxy voting power, Barrett Associates will assume responsibility for proxy voting.

VOTING PROCEDURES - Barrett Associates' standard proxy voting polices are as follows:

     a. Custodians will deliver all proxy related materials, either electronically or via hard copy, to Barrett Associates' proxy coordinator ("Proxy Coordinator"). The Proxy Coordinator shall ensure that relevant information is recorded in the firm's records.

     b. The Proxy Coordinator shall then review proxy issues to determine whether any potential material conflicts of interest exist. If a material conflict exists, Barrett Associates may contact the client to notify the client of the conflict, disclose the conflict and obtain the client's voting instructions OR Barrett Associates may seek voting instructions from an independent third party.

     c. The Proxy Coordinator shall obtain voting instructions from the portfolio managers. As described in these policies and procedures, Barrett Associates generally votes proxies with management's recommendation. The same security will generally be voted identically across all client accounts unless directed otherwise by an individual client or the client's particular circumstance dictates otherwise.

     d. The Proxy Coordinator will submit the proxy vote and ensure that the relevant information is recorded in the firm's records.

COORDINATION WITH AFFILIATES - In exercising its voting authority, Barrett Associates will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

TIMING - Barrett Associates personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

DISCLOSURE - Barrett Associates' proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

RECORDKEEPING - Barrett Associates maintains records of proxies voted pursuant to applicable rules and regulations under the Investment Advisers Act of 1940, the Investment Company Act of 1940, and ERISA DOL Bulletin 94-2. These records include:

     a.  Copy of Barrett Associates' policies and procedures.

     b.  Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Barrett Associates that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Barrett Associates' written response to both verbal and written client requests.

     e.  A proxy log including:

           1.    Issuer name;
           2.    Exchange ticker symbol of the issuer's shares to be voted;
           3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
           4.    A brief identification of the matter voted on;
           5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
           6.    Whether a vote was cast on the matter;
           7.    A record of how the vote was cast; and
           8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Barrett Associates' offices or made available through a service provider.

CONFLICTS OF INTEREST - All proxies are reviewed for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether the adviser manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

2. Whether the adviser, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

3. Whether there is any other material business or personal relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

4. Whether an affiliate of the adviser has a conflict as described in #1-3 above and such conflict is known to the adviser's Voting Persons.

All of the conflicts noted above should be deemed material. If the conflict resides with an individual Voting Person, that person will exclude him- or herself from the vote determination process in order to shield the adviser and the other Voting Persons from the conflict, provided that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off and the vote is not subject to a pre-determined voting guideline, the vote will be passed on to a neutral party such as a third-party service provider or to the client directly. Any time a material conflict is encountered, the adviser will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

VOTING GUIDELINES - Under normal circumstances, Barrett Associates will vote proxies as recommended by management. In rare circumstances, Barrett Associates will vote against a management recommendation. In those cases, the portfolio manager will make a substantive voting decision based on the particular facts and circumstances of the proxy proposal. The examples outlined below are meant as guidelines to aid in the decision making process.

     a. Barrett Associates, Inc. generally votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

     b. Barrett Associates, Inc. generally votes against stock option plans that permit issuance of options with an exercise price below the stocks' current market price.

     c. Barrett Associates, Inc. generally votes against highly dilutive acquisitions, although these issues are examined on a case-by-case basis.

     d. Barrett Associates, Inc. votes on anti-takeover proposals on a case-by-case basis.

VOTING PROCEDURES WHEN A CLIENT INSTRUCTS BARRETT ASSOCIATES TO UTILIZE A PROXY SERVICE - If a client instructs Barrett Associates to utilize a third party proxy service, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. After the Portfolio Manager authorizes the Proxy Coordinator to vote as per the voting service, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

CORPORATE ACTIONS - Notice of any corporate actions should be communicated to the Proxy Coordinator who shall coordinating with the portfolio managers to determine the firm's desired course of action and communicating the firm's instructions to the custodian. The traders will also keep accurate records of each corporate action and the steps that were taken by the firm.

OTHER PROXY VOTING POLICIES - Barrett Associates handles similarly situated accounts in a consistent manner. Client accounts that are managed by Barrett Associates, but not the internal grouping known as The Seifert Group, may operate under a different set of proxy voting policies and procedures.

                        Legg Mason Investors Trust, Inc.

Part C.         Other Information

Item 23.        Exhibits

(a)     (i)     Articles of Incorporation filed May 5, 1993 (3)
        (ii)    Articles Supplementary filed August 1, 1994 (3)
        (iii)   Articles Supplementary filed May 15, 1996 (3)
        (iv)    Articles Supplementary filed March 17, 1998 (4)
        (v)     Articles of Amendment filed June 30, 1999 (6)
        (vi)    Articles of Amendment filed November 17, 2000 (8)
        (vii)   Articles of Amendment filed April 25, 2001 (10)

(b)     Amended and Restated Bylaws (17)

(c) Instruments defining the rights of security holders with respect to American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust, and Financial Services Fund are contained in the Articles of Incorporation, with subsequent amendments filed thereto, and in the Amended and Restated Bylaws, which are incorporated by reference as specified in Exhibits (a) and (b) to Item 23 of Part C herein.

(d)     (i)     Investment Advisory and Management Agreement -- American Leading
                Companies Trust (9)
        (ii)    Investment Advisory Agreement -- Balanced Trust (3)
        (iii)   Sub-Administration Agreement -- American Leading Companies
                Trust (9)
        (iv)    Management Agreement -- Balanced Trust (3)
        (v)     Investment Advisory Agreement -- U.S. Small-Cap Value Trust (5)
        (vi)    Management Agreement -- U.S. Small-Cap Value Trust (5)
        (vii)   Investment Advisory and Administration Agreement - Financial
                Services Fund (7)
        (viii)  Sub-Advisory Agreement - Financial Services Fund (7)

(e)     (i)     Underwriting Agreement -- American Leading Companies Trust (2)
        (ii)    Underwriting Agreement -- Balanced Trust (2)
        (iii)   Underwriting Agreement -- U.S. Small-Cap Value Trust (5)
        (iv)    Underwriting Agreement - Financial Services Fund (7)

(f)     Bonus, profit sharing or pension plans - none

(g)     (i)     Custodian agreement (1)
        (ii)    Amendment to Custodian Contract dated July 1, 2001 (14)

(h)     (i)     Transfer Agency and Service Agreement (1)
        (ii)    Amendment to Transfer Agency and Service Agreement dated
                November 1, 2001 (15)
        (iii)   Amendment and Restatement of Credit Agreement dated March 15,
                2002 (12)
        (iv)    First Amendment to Amendment and Restatement of Credit Agreement
                dated March 14, 2003 (16)

(i)     Legal opinion and consent of counsel - filed herewith

(j)     Auditor's consent - filed herewith

(k)     Financial statements omitted from Item 22 - none

(l)     Agreement for providing initial capital (3)

(m)     (i)     Amended Plan pursuant to Rule 12b-1 -- American Leading
                Companies Trust (2)
        (ii)    Plan pursuant to Rule 12b-1 -- Balanced Trust (2)
        (iii)   Plan pursuant to Rule 12b-1 - U.S. Small-Cap Value Trust (5)
        (iv)    Plan pursuant to Rule 12b-1 - Financial Services Fund Class A shares (7)
        (v)     Plan pursuant to Rule 12b-1 - Financial Services Fund Primary
                Class shares (7)
        (vi)    Plan pursuant to Rule 12b-1 - Balanced Trust Financial
                Intermediary Class shares (8) (vii) Plan pursuant to Rule 12b-1
                - American Leading Companies Trust Financial Intermediary Class shares (10)
        (viii)  Plan pursuant to Rule 12b-1 - U.S. Small-Cap Value Trust
                Financial Intermediary Class shares (10)
        (ix)    Plan pursuant to Rule 12b-1 - Financial Services Fund Financial
                Intermediary Class shares (10)

(n)     (i)     Amended Multiple Class Plan Pursuant to Rule 18f-3 - American
                Leading Companies Trust - filed herewith
        (ii)    Amended Multiple Class Plan Pursuant to Rule 18f-3 - Balanced
                Trust - filed herewith
        (iii)   Amended Multiple Class Plan Pursuant to Rule 18f-3 - Small-Cap
                Value Trust - filed herewith
        (iv)    Amended Multiple Class Plan Pursuant to Rule 18f-3 - Financial
                Services Fund - filed herewith

(p) Code of Ethics for the funds, their investment advisers, and their principal underwriter
        (i) Legg Mason Funds, Legg Mason Wood Walker, Incorporated and Barrett Associates, Inc. (18)
        (ii)    Bartlett & Co. (14)
        (iii)   Brandywine Asset Management, LLC (11)

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 4 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 17, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 5 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 31, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed January 31, 1997.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed March 18, 1998.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 1998.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 2, 1999.

(7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 25, 2000.

(8) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 18 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed January 19, 2001.

(9) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 10, 2001.

(10) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 20 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 2, 2001.

(11) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed January 29, 2002.

(12) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 3, 2002.

(13) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the Registration Statement of Legg Mason Special Investment Trust, Inc., SEC File No. 33-1271, filed July 11, 2002.

(14) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 11, 2002.

(15) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(16) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 17, 2003.

(17) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 2003.

(18) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 18, 2003.

Item 24.        Persons Controlled by or under Common Control with Registrant

                None

Item 25.        Indemnification

Reference is made to Article 11 of Registrant's Articles of Incorporation,
Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 8 of the Underwriting Agreement.
Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 8 of the Underwriting Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.        Business and Other Connections of Investment Advisers

                This item is incorporated by reference to Item 26 of Part C of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 2003.

Item 27.        Principal Underwriters

                This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 2003.

Item 28.        Location of Accounts and Records

                State Street Bank and Trust Company  and
                P.O. Box 1713
                Boston, Massachusetts 02105-1713

                and

                Legg Mason Fund Adviser, Inc.
                100 Light Street
                Baltimore, Maryland 21202

Item 29.        Management Services - None

Item 30.        Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investors Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 18th day of July, 2003.

                                          LEGG MASON INVESTORS TRUST, INC.

                                          By: /s/ Mark R. Fetting
                                          ---------------------------------
                                                 Mark R. Fetting
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                   DATE

/s/ John F. Curley, Jr.*          Chairman and Director            July 18, 2003
------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting               President (Principal Executive   July 18, 2003
------------------------------    Officer) and Director
Mark R. Fetting

/s/ Richard G. Gilmore *          Director                         July 18, 2003
------------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman *            Director                         July 18, 2003
------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters *          Director                         July 18, 2003
------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern *            Director                         July 18, 2003
------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman *           Director                         July 18, 2003
------------------------------
Arthur S. Mehlman

/s/ G. Peter O'Brien *            Director                         July 18, 2003
------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan *               Director                         July 18, 2003
------------------------------
S. Ford Rowan

/s/ Marie K. Karpinski            Vice President and Treasurer     July 18, 2003
------------------------------    (Principal Financial and
Marie K. Karpinski                Accounting Officer)

* Signatures affixed by Marc R. Duffy pursuant to a power of attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST         EGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.         EGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.         EGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.     EGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND       EGG MASON LIGHT STREET TRUST, INC.
LEGG MASON FOCUS TRUST, INC.          EGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, MARC R. DUFFY, ANDREW
J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                               DATE

/s/ John F. Curley, Jr.                                 November 7, 2002
------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                     November 7, 2002
------------------------------
Mark R. Fetting

/s/ Richard G. Gilmore                                  November 7, 2002
------------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman                                    November 7, 2002
------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                  November 7, 2002
------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                    November 7, 2002
------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                   November 7, 2002
------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                  November 7, 2002
------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                    November 7, 2002
------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                       November 7, 2002
------------------------------
S. Ford Rowan

                        Legg Mason Investors Trust, Inc.
                         Post-Effective Amendment No. 23
                                  Exhibit Index

Exhibit (i)         Legal opinion and consent of counsel

Exhibit (j)         Auditor's consent

Exhibit (n)(i)      Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                    American Leading Companies Trust

Exhibit (n)(ii)     Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                    Balanced Trust

Exhibit (n)(iii)    Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                    Small-Cap Value Trust

Exhibit (n)(iv)     Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                    Financial Services Fund